                      [PHOTOGRAPH OF TREES APPEARS HERE]

                                                BB&T Mutual Funds

                                                  ANNUAL REPORT
                                                 To Shareholders
                                                September 30,1997

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

              Letter From the Chairman and the Investment Adviser
                                     Page 2
                               Performance Report
                                     Page 4
                          Independent Auditors' Report
                                    Page 18
                      Statements of Assets and Liabilities
                                    Page 19
                            Statements of Operations
                                    Page 23
                      Statements of Changes in Net Assets
                                    Page 25
                       Schedules of Portfolio Investments
                                    Page 29
                         Notes to Financial Statements
                                    Page 49
                              Financial Highlights
                                    Page 61

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

LETTER FROM THE CHAIRMAN AND THE INVESTMENT ADVISOR

Dear Shareholders:

We are pleased to send you this annual report for the year ended September 30, 1997, a profitable time for stocks and bonds in general and the BB&T Mutual Funds in particular. During the fiscal year, the markets bore a strong resemblance to a world-class roller-coaster ride; an adventure that was packed with breathtaking ups-and-downs but one that, ultimately, turned out to be a pleasant, profitable experience for investors who were aboard for the entire journey. By nearly every measure, the stock market enjoyed another banner year, emulating the robust performances of 1995 and 1996. Bonds provided fixed-income investors with "real returns" (returns minus modest inflation) that were high by historical standards.

As investors maintained a generally bullish posture and the markets climbed upward, our fund family's assets also continued to grow. During the year ended September 30, 1997, BB&T's total assets under management rose 50%, to $1.24 billion from $826 million a year earlier. We are gratified that our shareholders, both old and new, demonstrated such trust in our ability to manage their money.

NEW FUNDS OFFER DIVERSIFICATION AND OPPORTUNITY

This growth encouraged us to provide shareholders with an even wider spectrum of mutual funds, and 1997 saw the addition of seven new portfolios to the BB&T fund family. In January, the BB&T International Equity Fund was successfully launched and just nine months later was managing $54 million of shareholders' money through investments in 22 markets around the world.

In early October, we were committed to helping shareholders further enjoy the benefits of broad diversification, by introducing six more new funds:

THE BB&T LARGE COMPANY GROWTH FUND follows a quantitative approach to investing, mostly in the type of large-capitalized growth companies that have led the stock market in recent years. The Fund is most appropriate for long-term investors whose primary goal is capital appreciation, with less concern about current income.

THE BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND enables South Carolina residents to diversify among many different municipal issues with a single investment.

THREE BB&T CAPITAL MANAGER FUNDS -- Growth Fund, Moderate Growth Fund and Conservative Growth Fund -- invests at least 65% of their assets in seven other underlying BB&T equity, fixed-income and money market mutual funds. The Capital Manager portfolios, which are best described as "funds of funds," are designed to capture the benefits of diversification through a strategic asset allocation process. As listed above, they represent a scale -- ranging from more aggressive to more conservative -- that can be employed by investors to suit a particular level of risk tolerance or to help achieve a specific objective. If you know how you feel about risk and understand your investing needs at this stage in your life, but do not have the time to figure out how to invest in an appropriate mix of asset classes, the Capital Manager Funds can offer an attractive option.

THE BB&T PRIME MONEY MARKET FUND invests in a diversified portfolio of high-quality commercial paper -- offering a potentially higher yield than what is available from our U.S. Treasury Money Market Fund, though with slightly more risk. Shareholders could use the Fund as part of a cash-management strategy: investing a lump sum amount that would be dollar-cost averaged (refer to prospectus for more details on dollar-cost averaging) into stock and/or bond funds over time.*

THE ANSWER TO VOLATILITY COULD BE ASSET ALLOCATION

Why have we added these portfolios to a group of funds already enjoying considerable success? The answer is simple: we believe that the key to profitable investing is asset allocation, diversifying an individual portfolio among a number of funds with diverse underlying investments and different risk/reward characteristics.

--------------------------------------------------------------------------------

* This type of strategy does not guarantee a profit nor protect against loss. Yields will fluctuate with changes in market conditions, and there can be no assurance that the Fund will be able to maintain a stable NAV of $1.00 per share. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

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                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

All investments come with some degree of risk and volatility. By mixing dissimilar types of investments, and using volatility to his or her advantage, an investor can perhaps reduce a portfolio's overall, year-to-year fluctuations. If you would like more information, including prospectuses, on any of our new Funds, please call us at 1-800-228-1872. Read it carefully before investing.

THE OUTLOOK FOR STOCKS AND BONDS

Unlike some investment advisors, we are not market timers, darting in and out of markets in often-vain attempts to catch short-term moves. We are long-term investors, striving to keep all of our Funds as fully invested as possible.

Still, as part of our investment discipline, we formulate carefully reasoned perspectives of the economy in general, and of the equity and fixed-income markets in which we invest. As we write this letter we have experienced volatility in the market, however we believe the economy is still strong, and we do not see it faltering on a near-term basis. The current, productivity-led recovery remains fueled by a remarkable blend of stable growth, almost invisible inflation and global competitive forces.

By fundamental, traditional valuation measures, stocks -- large-capitalization equities, in particular -- are very expensive. However, we continue to find opportunities, especially below the top tier of "blue chip" stocks, that meet our value-driven models. On the fixed-income side, we believe that bonds continue to offer good value, especially relative to their risk and volatility.

Overall, we feel that the climate for investing remains attractive on a long-term basis, and that is how we will approach the markets in the coming year.

As always, if you have any questions or require assistance in any way, please do not hesitate to call us at 1-800-228-1872. We remain dedicated to helping you successfully meet your investment needs, now and in the future.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman
BB&T Mutual Funds Group

/s/ David C. McMahon

David C. McMahon
Executive Vice President and Chief Investment Officer
Branch Banking and Trust Company

--------------------------------------------------------------------------------

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

The BB&T Mutual Funds are distributed by BISYS Fund Services.

The BB&T Mutual Funds are NOT FDIC INSURED and are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. Investment products involve investment risk, including the possible loss of principal.

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                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

PERFORMANCE REPORT

THE BB&T GROWTH AND INCOME STOCK FUND

Despite some volatility, especially during the early part of the Spring, the year ended September 30, 1997, was a rewarding period for the Fund. It was interesting that during the last three months of our fiscal year, market leadership rotated away from the top 50 stocks that had been driving the market earlier and shifted instead toward mid- and small-cap stocks. Investors' enthusiasm for smaller stocks benefited the Fund, as we had already moved a significant portion of our assets into equities whose fundamentals met our criteria for value.

MID-CAPS REMAIN THE PLACE TO BE

Due in large measure to our overweighting in mid-cap issues, the Fund turned in an excellent performance in the most recent quarter, producing a 9.25% gain (A Shares without load)/1/ versus a 7.49% return for the S&P 500. However, even though mid-cap stocks have gained considerable ground recently, we believe this sector continues to offer the best value. This emphasis on large, financially strong, second-tier companies has also allowed the fund to continue to provide shareholders with less than market volatility.

As of September 30, 1997, the top five equity holdings in the Fund were SAFECO Corp. (2.8% of the portfolio's holdings), Harris Corp. (2.6%), Bristol-Myers Squibb Co. (2.6%), Phillips Petroleum Corp. (2.5%) and SUPERVALU, Inc. (2.3%).*



--------------------------------------------------------------------------------

/1/ With a maximum sales charge of 4.50%, the Fund's total return would have been 4.36%.
*   The composition of the Fund's portfolio is subject to change.

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                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]


                       BB&T Growth and Income Stock Fund

====================================================================
                   Average Annual Total Return
                         As of 9/30/97
--------------------------------------------------------------------
                        Inception                           Since
   Class                  Date            1 Year          Inception
--------------------------------------------------------------------
Class A Shares*          10/9/92          31.15%            18.16%
Class B Shares**          1/1/96          32.70%            25.68%
Trust Shares             10/9/92          38.13%            19.56%
====================================================================

*  Reflects 4.50% Maximum Sales Charge
** Reflects CDSC of 4.00% assuming redemption in 2nd year. Total returns of less than 1 year are aggregate.


                             [GRAPH APPEARS HERE]

                          Value of $10,000 Investment

      Date          Trust Shares      Class A Shares*       S&P 500 Stock Index
      ----          ------------      ---------------       -------------------
    10/9/92            10,000              9,551                   10,000
    9/30/93            11,606             11,052                   11,714
    9/30/94            12,021             11,420                   12,147
    9/30/95            14,531             13,775                   15,759
    9/30/96            17,628             16,664                   18,949
    9/30/97            24,350             22,963                   26,610

                             [GRAPH APPEARS HERE]

                          Value of $10,000 Investment

             Date             Class B Shares**       S&P 500 Stock Index
             ----             ----------------       -------------------
            1/1/96                 10,000                   10,000
            9/30/96                11,201                   10,979
            9/30/97                14,911                   15,418


--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T Growth and Income Stock Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

THE BB&T SMALL COMPANY GROWTH FUND/1/

After difficult times earlier in the year, the small-cap growth stocks in general, and the Fund in particular, enjoyed an outstanding rebound in the last two quarters and posted a satisfactory return for the year ended September 30, 1997. Investors recognized that valuations for large companies had become fairly excessive, while smaller stocks remained fundamentally more attractive. The market responded to this disparity, and money began to shift into mid-cap and small-cap stocks.

With small-cap growth investing, you have to have a little bit of fortitude and stay the course. Even when the market was moving against us early in the year, we stuck to our strategy. We are strictly small-cap growth investors. We continually search for the most dynamic, financially sound small companies we can find.

CONDITIONS LOOK TO BE FAVORABLE

Over the next six months to one year, we do not anticipate the market is going to give us the dramatic returns that we have enjoyed for the last six months, and there could be some periods of volatility. Generally speaking, we believe the environment for small-company stocks remains positive. Valuations are not as dynamic as they were last April or May, but they are still favorable on a historical basis. We also see signs that the economy is beginning to slow somewhat, which means that small companies may be able to deliver growth rates higher than those of large companies. Also, the dollar is strong, and historically, that has a negative impact on large companies, which depend to a greater degree on revenues from abroad.

We continue to hold meaningful positions in technology (38.8% of the portfolio holdings), health care (16.8%), consumer goods (15.7%) and commercial/business services (7.5%). As of September 30, 1997, the top five equity holdings in the Fund were Jabil Circuit (2.7%), Tel-Save Holdings (2.4%), CBT Group PLC (1.8%), Comverse Technology, Inc. (1.7%) and Saville Systems (1.7%).*


--------------------------------------------------------------------------------
/1/ Small-capital companies typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue chip" companies. Historically, small-company stocks have experienced a greater degree of market volatility than stocks on average.

*   The composition of the Fund's portfolio is subject to change.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                        BB&T Small Company Growth Fund

================================================================================
                          Average Annual Total Return
                                 As of 9/30/97
--------------------------------------------------------------------------------
                         Inception                                Since
    Class                  Date                1 Year           Inception
--------------------------------------------------------------------------------
Class A Shares*           12/7/94              5.92%              32.92%
Class B Shares**           1/1/96              6.16%              24.76%
Trust Shares              12/7/94             11.17%              35.49%
================================================================================

*  Reflects 4.50% Maximum Sales Charge
** Reflects CDSC of 4.00% assuming redemption in 2nd year. Total returns of less than 1 year are aggregate.


                             [GRAPH APPEARS HERE]

                          Value of $10,000 Investment

     Date            Trust Shares        Class A Shares*      Russell 2000 Index
     ----            ------------        ---------------      ------------------
    12/7/94             10,000                9,551                10,000
    9/30/95             14,570               13,878                12,923
    9/30/96             21,180               20,115                14,620
    9/30/97             23,545               22,307                19,472


                             [GRAPH APPEARS HERE]

                          Value of $10,000 Invesment

            Date                Class B Shares**        Russell 2000 Index
            ----                ----------------        ------------------
           1/1/96                   10,000                    10,000
          9/30/96                   13,727                    11,089
          9/30/97                   14,721                    14,769



--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T Small Company Growth Fund is measured against the Russell 2000, an unmanaged index generally representative of the performance of small-capitalization stocks. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

THE BB&T BALANCED FUND

During the year ended September 30, 1997, the stock market continued its remarkable climb, and the Fund's equity holdings participated in the upsurge. Large-capitalization stocks led the rally for most of the year, with smaller cap issues making a big move in the last fiscal quarter.

Throughout the year, bond investors seemed ever more preoccupied with what actions the Federal Reserve Board might take to raise interest rates--the Fed raised short-term rates just once, in late March--and these concerns contributed to increased volatility. While bonds could not match the equity market's robust performance, fixed-income instruments provided satisfactory returns, especially when measured against a historically low rate of inflation.

SEEKING SOLID RETURNS WITH LOWER VOLATILITY

The great thing about a balanced fund is that investors have a diversified portfolio, because stocks and bonds don't always move in tandem. Asset allocation can help dampen volatility while seeking to provide competitive returns. Going forward, we think it may make sense to include convertible securities as part of our asset mix. Convertibles can offer some unique and interesting risk-and-return characteristics, particularly when they are combined with stocks and bonds.

As of September 30, 1997, approximately 52.6% of the portfolio's holdings were invested in stocks, 41.7% in fixed income holdings and 5.7% in cash and cash equivalents. The Fund's top five equity holdings were Harris Corp. (1.5% of the portfolio's assets), Phillips Petroleum Co. (1.4%), Xerox Corp. (1.3%), Schering Plough Corp. (1.3%) and Dean Foods Co. (1.2%). The Fund's fixed-income holdings are invested in U.S. Treasury and mortgage-backed securities. The average maturity of the portfolio was approximately 6.5 years; the average credit quality was AAA.*



--------------------------------------------------------------------------------

*The composition of the Fund's portfolio is subject to change.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                              BB&T Balanced Fund

================================================================================
                          Average Annual Total Return
                                 As of 9/30/97
--------------------------------------------------------------------------------
                          Inception                              Since
    Class                   Date               1 Year          Inception
--------------------------------------------------------------------------------
Class A Shares*            7/1/93              16.31%            11.30%
Class B Shares**           1/1/96              16.90%            12.97%
Trust Shares               7/1/93              22.11%            12.73%
================================================================================

*  Reflects 4.50% Maximum Sales Charge
** Reflects CDSC of 4.00% assuming redemption in 2nd year. Total returns of less than 1 year are aggregate.


                             [GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                                S&P 500      Lehman Bros. Int.
    Date    Trust Shares   Class A Shares*    Stock Index    Govt. Bond Index
    ----    ------------   ---------------   -------------   ------------------
   7/1/93     10,000           9,551             10,000            10,000
  9/30/93     10,274           9,826             10,257            10,211
  9/30/94     10,231           9,763             10,637            10,058
  9/30/95     12,095          11,521             13,800            11,124
  9/30/96     13,637          12,953             16,593            11,691
  9/30/97     16,652          15,771             23,302            12,606

                             [GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                             S&P 500         Lehman Bros. Int.
        Date         Class B Shares**      Stock Index       Govt. Bond Index
        ----         ----------------     -------------     ------------------
       1/1/96             10,000             10,000               10,000
      9/30/96             10,567             10,979               10,085
      9/30/97             12,375             15,418               10,875


--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

THE BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND &
THE BB&T SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

The bond market experienced significant volatility during the year ended September 30, 1997, but when all was said and done, interest rates finished lower (with bond prices higher) than they had been a year earlier. In response to improving conditions, and the continued absence of any signs of impending inflation, we have lengthened the average maturities of new bonds purchased for the Funds. Looking ahead, we are positioned for an environment of stable or lower interest rates.

As of September 30, 1997, the estimated average maturity of the Intermediate U.S. Government Fund was 7.4 years. For the Short-Intermediate U.S. Government Fund, it was 3.0 years. Both fixed-income portfolios remain fully invested and are heavily concentrated in debt obligations of the U.S. Government and its agencies.*



--------------------------------------------------------------------------------

*The composition of the Fund's portfolio is subject to change.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                  BB&T Intermediate U.S. Government Bond Fund

================================================================================
                          Average Annual Total Return
                                 As of 9/30/97
--------------------------------------------------------------------------------
                          Inception                              Since
    Class                   Date               1 Year          Inception
--------------------------------------------------------------------------------
Class A Shares*           10/9/92               3.11%             4.84%
Class B Shares**           1/1/96               3.14%             0.35%
Trust Shares              10/9/92               8.20%             6.06%
================================================================================

*  Reflects 4.50% Maximum Sales Charge
** Reflects CDSC of 4.00% assuming redemption in 2nd year. Total returns of less than 1 year are aggregate.

                             [GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                               Lehman Bros. Int.
   Date    Trust Shares   Class A Shares*      Govt. Bond Index
   ----    ------------   ---------------     ------------------
  10/9/92     10,000           9,551                 10,000
  9/30/93     11,076          10,557                 10,823
  9/30/94     10,607          10,083                 10,661
  9/30/95     11,976          11,357                 11,791
  9/30/96     12,386          11,717                 12,392
  9/30/97     13,402          12,647                 13,362


                             [GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                              Lehman Bros. Int.
       Date         Class B Shares**          Govt. Bond Index
       ----         ----------------         ------------------
       1/1/96             10,000                    10,000
      9/30/96              9,752                    10,085
      9/30/97             10,062                    10,875

--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T Intermediate U.S. Government Bond Fund is measured against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of the U.S. Government bonds with maturities of less than 10 years. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

              BB&T Short-Intermediate U.S. Government Income Fund

================================================================================
                          Average Annual Total Return
                                 As of 9/30/97
--------------------------------------------------------------------------------
                          Inception                              Since
    Class                   Date               1 Year          Inception
--------------------------------------------------------------------------------
Class A Shares*           11/30/92              3.93%             4.64%
Trust Shares              11/30/92              6.33%             5.32%
================================================================================

*  Reflects 2.00% Maximum Sales Charge


                             [GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                                Lehman Bros.      Merrill Lynch
                                               1-3 Year Govt.       1-3 Year
   Date    Trust Shares   Class A Shares*        Bond Index        Govt. Index
   ----    ------------   ---------------     ----------------   --------------
 11/30/92     10,000           9,804               10,000             10,000
  9/30/93     10,801          10,569               10,570             10,579
  9/30/94     10,622          10,373               10,692             10,702
  9/30/95     11,579          11,280               11,568             11,588
  9/30/96     12,083          11,741               12,229             12,238
  9/30/97     12,848          12,454               12,927             12,937


--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T Short-Intermediate U.S. Government Income Fund was previously measured against the Lehman Brothers 1-3-Year Government Bond Index. Due to the discontinuation of this index, the Fund is now measured against the Merrill Lynch 1-3-Year Government Index, widely used as a measure of the performance of U.S. Government bonds in that maturity range. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

THE BB&T NORTH CAROLINA TAX-EXEMPT FUND/1/

With the State of North Carolina issuing approximately $600 million worth of general obligation bonds earlier this year, the supply of municipal issues throughout the state was steady, though not abundant. Muni-bond investors consider North Carolina bonds to be of very high quality, and consequently, most new issues were bought up quickly. While sacrificing a few basis points of yield that might be available with lower quality bonds, our portfolio is structured to provide less volatility, relative to the market in general, in times of declining bond prices.

THE SEARCH FOR ADDED VALUE

Nevertheless, we continue to look for opportunities to add incremental value to our portfolio, by investing in higher yielding revenue bonds, versus general obligation issues. Revenue bonds usually pay higher yields, because the issuers of these bonds rely upon specific income streams to repay debt. However, the revenue bonds we buy generally are insured, giving those bonds a AAA rating.

As of September 30, 1997, the Fund's entire bond portfolio was invested in debt instruments issued by government entities in the state of North Carolina. Approximately 84.34% of the portfolio's holdings were invested in general obligation bonds; 8.03% in hospitals and health care; 4.46% in utilities; 2.53% in cash or cash equivalents; and less than 1% in housing. The average maturity of our holdings was 5.6 years, and the average credit quality was AA (with 55% of the portfolio holding bonds rated AAA).*


--------------------------------------------------------------------------------
/1/ The Fund's income may be subject to certain state and local taxes and, depending on your tax status, to the federal alternative minimum tax.
*   The composition of the Fund's portfolio is subject to change.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                BB&T North Carolina Intermediate Tax-Free Fund

================================================================================
                          Average Annual Total Return
                                 As of 9/30/97
--------------------------------------------------------------------------------
                          Inception                              Since
    Class                   Date               1 Year          Inception
--------------------------------------------------------------------------------
Class A Shares*           10/16/92              4.11%             3.92%
Trust Shares              10/16/92              6.43%             4.46%
================================================================================

*  Reflects 2.00% Maximum Sales Charge


                             [GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                            Lehman Bros. 5-Year
   Date    Trust Shares   Class A Shares*   General Oblig. Index
   ----    ------------   ---------------   --------------------
 10/16/92     10,000           9,804               10,000
  9/30/93     10,662          10,451               10,833
  9/30/94     10,537          10,313               10,850
  9/30/95     11,355          11,097               11,856
  9/30/96     11,669          11,386               12,366
  9/30/97     12,420          12,101               13,213


--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T North Carolina Tax-Free Fund is measured against the Lehman Brothers 5-Year General Obligations Index, widely used as a broad measure of the performance of tax-exempt municipal securities with an average maturity of five years. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

THE BB&T INTERNATIONAL EQUITY FUND/1/

The Fund was launched on January 2, 1997, and for the nearly nine months ended September 30, 1997, produced a solid return of 12.84% (A Shares without load)/2/.

We believe that a diversified portfolio of international equities gives investors an expanded universe of investment options. We run a value-driven portfolio, focusing on controlling risk while providing shareholders with the opportunity for possible gains by investing in international equities. The portfolio is fully diversified with regard to countries, industry sectors and number of individual holdings.

A FORMULA FOR GREATER DIVERSIFICATION

The international markets have trailed the U.S. market in recent years. However, from a historical perspective, international stocks often have outperformed U.S. equities. Because individual stock markets do not always move in the same direction at the same time, an international fund such as ours when added to a domestic portfolio can help reduce overall volatility in an investor's portfolio.

We continue to pursue an overweighting in the United Kingdom and Continental Europe and an underweighting in Japan. As of September 30, 1997, approximately 22% of the portfolio's holdings were invested in the United Kingdom, 37% in Continental Europe, 19% in Japan, 8% in other Pacific Basin countries, 11% in the world's emerging markets and 3% in cash and cash equivalents.

The top five equity holdings in the Fund were Telecom Italia (1.8% of the portfolio's assets), Commerzbank (1.6%), Unibanco (1.6%), Cemex (1.6%) and Lloyds (1.6%).*


--------------------------------------------------------------------------------

/1/ International investing involves increased risk and volatility.
/2/ With the maximum sales charge of 4.50%, the Fund's total return for the nine-month period would have been 7.78%.
*   The composition of the Fund's portfolio is subject to change.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                        BB&T International Equity Fund

================================================================================
                          Average Annual Total Return
                                 As of 9/30/97
--------------------------------------------------------------------------------
                          Inception                              Since
    Class                   Date               1 Year          Inception+
--------------------------------------------------------------------------------
Class A Shares*            1/2/97               N/A               7.78%
Class B Shares**           1/2/97               N/A               7.51%
Trust Shares               1/2/97               N/A              13.34%
================================================================================

*  Reflects 4.50% Maximum Sales Charge
** Reflects CDSC of 5.00%. Total returns of less than one year are aggregate. + Aggregate Total Return

                             [GRAPH APPEARS HERE]

                          Value of $10,000 Investment

    Date    Trust Shares   Class A Shares*   Class B Shares* Morgan Stanley EAFE
    ----    ------------   ---------------   --------------- -------------------
   1/2/97     10,000           9,551             10,000            10,000
  9/30/97     11,334          10,778             10,751            11,043


--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T International Equity Fund is measured against the Morgan Stanley Capital International EAFE Index (EAFE), which is unmanaged and is generally representative of the performance of stock markets in that region.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

THE BB&T U.S. TREASURY MONEY MARKET FUND/1/

The Federal Funds rate, which has a significant impact on money market rates, remained relatively stable during the year ended September 30, 1997--with the exception of a brief period of volatility kindled by the Federal Reserve's decision in late March to raise short-term interest rates.

Approximately 48.0% of the portfolio's holdings are invested in U.S. Treasury securities, with the remaining 52.0% invested in repurchase agreements ("repos") that are collateralized by Treasury securities. Our repo counterparties are a select group of the country's largest banks and brokerage firms whose short-term debt ratings are A1 or A1+. A recent surge of investment into the Fund has substantially increased assets under management and given us more leverage in negotiating higher interest rates from repo issuers. As of September 30, 1997, the average maturity of the Fund's holdings was 47 days. The average credit quality was AAA.*


--------------------------------------------------------------------------------

/1/ An investment in the Fund is neither insured nor guaranteed by the U.S.
    Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

*   The composition of the Fund's portfolio is subject to change.

The BB&T Mutual Funds are distributed by BISYS Fund Services.

Shares in the Funds involve investment risks, including possible loss of principal, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, the Branch Banking and Trust Company or its affiliates, nor are they insured by the FDIC or any other agency.

Some of the fees of the BB&T Mutual Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

This literature is authorized for distribution only when preceded or accompanied by a prospectus.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
 BB&T Mutual Funds Group:

We have audited the accompanying statements of assets and liabilities of the BB&T Mutual Funds Group-U.S. Treasury Money Market Fund, Short-Intermediate U.S. Government Income Fund, Intermediate U.S. Government Bond Fund, North Carolina Intermediate Tax-Free Fund, Growth and Income Stock Fund, Balanced Fund, Small Company Growth Fund and International Equity Fund, including the schedules of portfolio investments, as of September 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the BB&T Mutual Funds Group's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1997, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the BB&T Mutual Funds Group at September 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                             KPMG Peat Marwick LLP

Columbus, Ohio
November 14, 1997

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1997

                         U.S. TREASURY SHORT-INTERMEDIATE  INTERMEDIATE   NORTH CAROLINA
                         MONEY MARKET   U.S. GOVERNMENT   U.S. GOVERNMENT  INTERMEDIATE
                             FUND         INCOME FUND        BOND FUND    TAX-FREE FUND
                         ------------- ------------------ --------------- --------------
        ASSETS:
Investments, at value
(Amortized cost
$144,492,010; cost
$107,795,509;
$144,471,234; and
$67,330,170,
respectively)........... $144,492,010     $107,679,269     $146,126,354    $69,791,408
Repurchase agreements,
at cost.................  156,604,330              --               --             --
                         ------------     ------------     ------------    -----------
                          301,096,340      107,679,269      146,126,354     69,791,408
Interest receivable.....    1,013,094        1,573,715        2,034,428      1,050,278
Prepaid expenses and
other...................       17,972            4,421            6,640          3,709
                         ------------     ------------     ------------    -----------
   Total Assets.........  302,127,406      109,257,405      148,167,422     70,845,395
                         ------------     ------------     ------------    -----------
      LIABILITIES:
Dividends payable.......    1,079,403          508,723          678,423        241,405
Payable for capital
shares redeemed.........       22,801              --               --             --
Accrued expenses and
other payables:
 Investment advisory
 fees...................       92,079           44,359           60,262         29,169
 Administration fees....        6,529            2,382            3,235          1,163
 Distribution fees--
 Class A................        1,310            1,087              861          1,169
 Distribution fees--
 Class B................        5,201              --               502            --
 Accounting and
 transfer agent fees....          979            6,725            9,969          9,002
 Other..................       35,845           20,012           34,935         23,641
                         ------------     ------------     ------------    -----------
   Total Liabilities....    1,244,147          583,288          788,187        305,549
                         ------------     ------------     ------------    -----------
      NET ASSETS:
Capital.................  300,883,013      110,215,916      147,784,604     68,144,467
Undistributed net
investment income.......          --            75,292           92,063            --
Net unrealized
appreciation
(depreciation) on
investments.............          --          (116,240)       1,655,120      2,461,238
Accumulated
undistributed net
realized gains (losses)
on investment
transactions............          246       (1,500,851)      (2,152,552)       (65,859)
                         ------------     ------------     ------------    -----------
   Net Assets........... $300,883,259     $108,674,117     $147,379,235    $70,539,846
                         ============     ============     ============    ===========

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               SEPTEMBER 30, 1997

                          U.S. TREASURY    SHORT-INTERMEDIATE  INTERMEDIATE   NORTH CAROLINA
                          MONEY MARKET      U.S. GOVERNMENT   U.S. GOVERNMENT  INTERMEDIATE
                              FUND            INCOME FUND        BOND FUND    TAX-FREE FUND
                          -------------    ------------------ --------------- --------------
Net Assets
 Class A................  $ 32,541,359        $  5,150,984     $  4,211,043    $ 9,419,411
 Class B................  $  1,501,924                 --      $    622,945            --
 Trust Class............  $266,839,976        $103,523,133     $142,545,247    $61,120,435
                          ------------        ------------     ------------    -----------
 Total..................  $300,883,259        $108,674,117     $147,379,235    $70,539,846
                          ============        ============     ============    ===========
Outstanding units of
beneficial interest
(shares)
 Class A................    32,541,421             527,627          427,904        917,095
 Class B................     1,501,923                 --            63,499            --
 Trust Class............   266,839,762          10,596,827       14,466,093      5,949,237
                          ------------        ------------     ------------    -----------
 Total..................   300,883,106          11,124,454       14,957,496      6,866,332
                          ============        ============     ============    ===========
Net asset value
 Class A--redemption
 price per share........  $       1.00        $       9.76     $       9.84    $     10.27
 Class B--offering price
 per share*.............  $       1.00                 --      $       9.81            --
 Trust Class--offering
 and redemption price
 per share..............  $       1.00        $       9.77     $       9.85    $     10.27
                          ------------        ------------     ------------    -----------
Maximum Sales Charge--
Class A.................                              2.00%            4.50%          2.00%
                                              ============     ============    ===========
Maximum Offering Price
(100%/(100%-Maximum
Sales Charge) of net as-
set value adjusted to
nearest cent) per
share--Class A..........  $       1.00(a)     $       9.96     $      10.30    $     10.48
                          ============        ============     ============    ===========
Maximum Redemption Price
(100%/(100%-Maximum Re-
demption Charge) of net
asset value adjusted to
nearest cent) per
share--Class B*.........  $       1.00        $        --      $      10.33    $       --
                          ============        ============     ============    ===========

----
* Redemption price per share (Class B) varies by length of time shares are held.
(a) Offering price and redemption price are the same for the U.S. Treasury Money Market Fund.


                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1997

                           GROWTH AND                SMALL COMPANY INTERNATIONAL
                             INCOME       BALANCED      GROWTH        EQUITY
                           STOCK FUND       FUND         FUND          FUND
                          ------------  ------------ ------------- -------------
        ASSETS:
Investments, at value
(Cost $234,073,315;
$91,492,196;
$52,872,541; and
$48,563,977,
respectively)...........  $361,227,041  $111,671,522  $79,687,047   $52,184,714
Cash....................            --            --           --     3,823,282
Interest and dividends
receivable..............       540,280       851,144        1,132       118,116
Receivable for capital
shares issued...........            --            --        2,179            --
Receivables for
investments sold........            --            --      681,635       448,252
Reclaim receivable......            --            --           --        26,813
Prepaid expenses and
other...................        16,161         6,448        8,404         7,593
                          ------------  ------------  -----------   -----------
   Total Assets.........   361,783,482   112,529,114   80,380,397    56,608,770
                          ------------  ------------  -----------   -----------
      LIABILITIES:
Dividends payable.......       495,302       332,866           --         9,235
Foreign currency
overdraft (Cost
$293,399)...............            --            --           --       293,388
Payable for capital
shares redeemed.........            --         1,395           --            --
Payable for investments
purchased...............       715,600            --       81,650     1,789,281
Accrued expenses and
other payables:
 Investment advisory
 fees...................       144,347        45,258       62,180        43,680
 Administration fees....         7,885         2,460        1,727         1,195
 Distribution fees--
 Class A................         6,914         3,512        2,435           160
 Distribution fees--
 Class B................        12,986         5,035        6,841           890
 Accounting and
 transfer agent fees....         1,261           941          299        22,194
 Custodian fees.........         3,567         3,025          --         45,982
 Legal and audit fees...        16,628        10,047        5,815         7,070
 Other..................        26,128         6,955       14,731        10,630
                          ------------  ------------  -----------   -----------
   Total Liabilities....     1,430,618       411,494      175,678     2,223,705
                          ------------  ------------  -----------   -----------
      NET ASSETS:
Capital.................   212,460,253    89,001,560   53,855,301    49,478,615
Undistributed net
investment income
(loss)..................        (4,109)       10,946      (10,390)        3,734
Net unrealized
appreciation
(depreciation) on
investments and foreign
currency transactions...   127,153,726    20,179,326   26,814,506     3,624,688
Accumulated
undistributed net
realized gains (losses)
on investment
transactions and foreign
currency transactions...    20,742,994     2,925,788     (454,698)    1,278,028
                          ------------  ------------  -----------   -----------
 Net Assets.............  $360,352,864  $112,117,620  $80,204,719   $54,385,065
                          ============  ============  ===========   ===========

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               SEPTEMBER 30, 1997

                           GROWTH AND                 SMALL COMPANY INTERNATIONAL
                             INCOME       BALANCED       GROWTH        EQUITY
                           STOCK FUND       FUND          FUND          FUND
                          ------------  ------------  ------------- -------------
Net Assets
 Class A................  $ 34,679,125  $ 17,233,539   $12,675,711   $   832,897
 Class B................  $ 16,689,987  $  6,360,187   $ 8,869,004   $ 1,178,984
 Trust Class............  $308,983,752  $ 88,523,894   $58,660,004   $52,373,184
                          ------------  ------------   -----------   -----------
   Total................  $360,352,864  $112,117,620   $80,204,719   $54,385,065
                          ============  ============   ===========   ===========
Outstanding units of
beneficial interest
(shares)
 Class A................     1,735,750     1,264,786       543,333        74,094
 Class B................       837,590       468,841       385,310       104,967
 Trust Class............    15,434,506     6,510,055     2,493,992     4,643,858
                          ------------  ------------   -----------   -----------
   Total................    18,007,846     8,243,682     3,422,635     4,822,919
                          ============  ============   ===========   ===========
Net asset value
 Class A--redemption
 price per share........  $      19.98  $      13.63   $     23.33   $     11.24
 Class B--offering
 price per share*.......  $      19.93  $      13.57   $     23.02   $     11.23
 Trust Class--offering
 and redemption price
 per share..............  $      20.02  $      13.60   $     23.52   $     11.28
                          ============  ============   ===========   ===========
Maximum Sales Charge--
Class A.................          4.50%         4.50%         4.50%         4.50%
                          ============  ============   ===========   ===========
Maximum Offering Price
(100%/(100%-Maximum
Sales Charge) of net as-
set value adjusted to
nearest cent) per
share--Class A..........  $      20.92  $      14.27   $     24.43   $     11.77
                          ============  ============   ===========   ===========
Maximum Redemption Price
(100%/(100%-Maximum
Redemption Charge) of
net asset value adjusted
to nearest cent) per
share--Class B*.........  $      20.98  $      14.28   $     24.23   $     11.82
                          ============  ============   ===========   ===========

----
* Redemption price per share (Class B) varies by length of time shares are held.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                            STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                U.S.          SHORT-      INTERMEDIATE
                              TREASURY     INTERMEDIATE       U.S.      NORTH CAROLINA
                            MONEY MARKET  U.S. GOVERNMENT  GOVERNMENT    INTERMEDIATE
                                FUND        INCOME FUND    BOND FUND    TAX-FREE FUND
                            ------------  --------------- ------------  --------------
INVESTMENT INCOME:
Interest income...........  $12,593,777     $6,293,188    $ 8,950,486     $3,020,418
                            -----------     ----------    -----------     ----------
   Total Income...........   12,593,777      6,293,188      8,950,486      3,020,418
                            -----------     ----------    -----------     ----------
EXPENSES:
Investment advisory fees..      940,705        562,927        812,351        363,548
Administration fees.......      470,355        187,425        270,652        121,183
Distribution fees--Class
A.........................      144,941         28,875         21,620         46,373
Distribution fees--Class
B.........................       15,309             --          4,950             --
Custodian and accounting
fees......................       99,739         50,462         73,640         39,410
Legal and audit fees......       35,499         11,307         22,981         14,721
Trustees' fees and
expenses..................       10,532          3,464          5,817          2,213
Transfer agent fees.......       87,434         48,675         74,070         46,449
Registration and filing
fees......................       49,487         20,942         29,040         12,664
Printing costs............       48,345          8,951         14,488          4,849
Other.....................       12,632          3,806          6,797          2,067
                            -----------     ----------    -----------     ----------
   Gross Expenses.........    1,914,978        926,834      1,336,406        653,477
   Expenses voluntarily
   reduced................      (86,964)      (108,797)      (146,539)      (123,939)
                            -----------     ----------    -----------     ----------
   Total Expenses.........    1,828,014        818,037      1,189,867        529,538
                            -----------     ----------    -----------     ----------
Net Investment Income.....   10,765,763      5,475,151      7,760,619      2,490,880
                            -----------     ----------    -----------     ----------
REALIZED/UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gains
(losses) on investment
transactions..............          246         36,735       (124,190)        59,163
Change in unrealized
appreciation(depreciation)
on investments............           --        312,560      3,189,400      1,337,500
                            -----------     ----------    -----------     ----------
Net realized/unrealized
gains on investments......          246        349,295      3,065,210      1,396,663
                            -----------     ----------    -----------     ----------
Change in net assets
resulting from
operations................  $10,766,009     $5,824,446    $10,825,829     $3,887,543
                            ===========     ==========    ===========     ==========

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                            STATEMENTS OF OPERATIONS

                           GROWTH AND                 SMALL COMPANY INTERNATIONAL
                             INCOME       BALANCED       GROWTH         EQUITY
                           STOCK FUND       FUND          FUND           FUND
                          ------------- ------------- ------------- --------------
                          FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE PERIOD
                              ENDED         ENDED         ENDED         ENDED
                          SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                              1997          1997          1997         1997 (A)
                          ------------- ------------- ------------- --------------
INVESTMENT INCOME:
Interest income.........   $   163,914   $ 3,187,392   $   319,961    $  124,332
Dividend income.........     7,408,604     1,404,253        15,185       646,004
Foreign tax
withholding.............            --            --            --       (79,469)
                           -----------   -----------   -----------    ----------
   Total Income.........     7,572,518     4,591,645       335,146       690,867
                           -----------   -----------   -----------    ----------
EXPENSES:
Investment advisory
fees....................     2,147,800       707,060       551,965       326,911
Administration fees.....       579,761       190,947       110,393        64,023
Distribution fees--Class
A.......................       133,421        73,186        44,868         1,280
Distribution fees--Class
B.......................        91,332        42,116        53,561         3,807
Custodian and accounting
fees....................       120,647        64,685        73,940       114,847
Legal and audit fees....        41,564        18,355        10,813         9,039
Organization costs......            --            --        10,709         9,068
Trustees' fees and
expenses................        11,825         4,398         2,633           665
Transfer agent fees.....       146,460        99,432       126,361        55,701
Registration and filing
fees....................        39,107        13,214        11,524        11,203
Printing costs..........        31,552        10,960         6,900         1,383
Other...................        12,363         4,647         2,408           172
                           -----------   -----------   -----------    ----------
   Gross Expenses.......     3,355,832     1,229,000     1,006,075       598,099
   Expenses voluntarily
   reduced..............      (765,228)     (266,318)      (22,470)       (7,553)
                           -----------   -----------   -----------    ----------
   Total Expenses.......     2,590,604       962,682       983,605       590,546
                           -----------   -----------   -----------    ----------
Net Investment Income
(loss)..................     4,981,914     3,628,963      (648,459)      100,321
                           -----------   -----------   -----------    ----------
REALIZED/UNREALIZED
GAINS (LOSSES) ON
INVESTMENTS:
Net realized gains
(losses) on investment
transactions............    21,222,568     3,823,461      (226,983)    1,278,028
Net realized gains
(losses) from foreign
currency transactions...            --            --            --       114,474
Net change in unrealized
appreciation
(depreciation) on
investments.............    68,548,798    11,630,206    10,884,559     3,620,737
Net change in unrealized
appreciation
(depreciation) from
foreign currency
transactions............            --            --            --         3,951
                           -----------   -----------   -----------    ----------
Net realized/unrealized
gains on investments....    89,771,366    15,453,667    10,657,576     5,017,190
                           -----------   -----------   -----------    ----------
Change in net assets
resulting from
operations..............   $94,753,280   $19,082,630   $10,009,117    $5,117,511
                           ===========   ===========   ===========    ==========

----
(a) For the period from January 2, 1997 (commencement of operations) through September 30, 1997.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      STATEMENTS OF CHANGES IN NET ASSETS

                                 U.S. TREASURY                 SHORT-INTERMEDIATE
                                 MONEY MARKET                    U.S. GOVERNMENT
                                     FUND                          INCOME FUND
                          ----------------------------     ----------------------------
                             FOR THE        FOR THE           FOR THE        FOR THE
                              YEAR           YEAR              YEAR           YEAR
                              ENDED          ENDED             ENDED          ENDED
                          SEPTEMBER 30,  SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,
                              1997           1996              1997           1996
                          -------------  -------------     -------------  -------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income..  $  10,765,763  $   8,394,161     $  5,475,151   $  3,335,263
 Net realized gains
 (losses) on investment
 transactions...........            246             --           36,735       (162,759)
 Net change in
 unrealized appreciation
 (depreciation) on
 investments............             --             --          312,560       (686,269)
                          -------------  -------------     ------------   ------------
Change in net assets
resulting from
operations..............     10,766,009      8,394,161        5,824,446      2,486,235
                          -------------  -------------     ------------   ------------
DISTRIBUTIONS TO CLASS A
 SHAREHOLDERS:
 From net investment
 income.................     (1,278,099)      (948,869)        (323,078)      (371,250)
DISTRIBUTIONS TO CLASS B
 SHAREHOLDERS:
 From net investment
 income.................        (55,272)       (19,543)(a)           --             --
DISTRIBUTIONS TO TRUST
 CLASS SHAREHOLDERS:
 From net investment
 income.................     (9,432,392)    (7,425,749)      (5,152,073)    (2,964,013)
                          -------------  -------------     ------------   ------------
Change in net assets
from shareholder
distributions...........    (10,765,763)    (8,394,161)      (5,475,151)    (3,335,263)
                          -------------  -------------     ------------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.................    477,597,555    449,946,776       54,649,047     32,001,311
 Dividends reinvested...      2,984,920      1,721,604        1,090,543      1,448,084
 Cost of shares
 redeemed...............   (414,910,057)  (350,488,723)     (16,392,254)   (15,729,346)
                          -------------  -------------     ------------   ------------
Change in net assets
from share
transactions............     65,672,418    101,179,657       39,347,336     17,720,049
                          -------------  -------------     ------------   ------------
Change in net assets....     65,672,664    101,179,657       39,696,631     16,871,021
NET ASSETS:
 Beginning of period....    235,210,595    134,030,938       68,977,486     52,106,465
                          -------------  -------------     ------------   ------------
 End of period..........  $ 300,883,259  $ 235,210,595     $108,674,117   $ 68,977,486
                          =============  =============     ============   ============
SHARE TRANSACTIONS:
 Issued.................    477,597,555    449,946,776        5,613,734      3,264,121
 Reinvested.............      2,984,920      1,721,604          111,753        146,965
 Redeemed...............   (414,909,964)  (350,488,723)      (1,684,651)    (1,597,468)
                          -------------  -------------     ------------   ------------
Change in shares........     65,672,511    101,179,657        4,040,836      1,813,618
                          =============  =============     ============   ============

----
(a) From January 1, 1996 (commencement of operations) through September 30,
    1996.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      STATEMENTS OF CHANGES IN NET ASSETS

                               INTERMEDIATE U.S.                 NORTH CAROLINA
                                GOVERNMENT BOND               INTERMEDIATE TAX-FREE
                                     FUND                             FUND
                          ----------------------------     ----------------------------
                             FOR THE        FOR THE           FOR THE        FOR THE
                              YEAR           YEAR              YEAR           YEAR
                              ENDED          ENDED             ENDED          ENDED
                          SEPTEMBER 30,  SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,
                              1997           1996              1997           1996
                          -------------  -------------     -------------  -------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income..  $  7,760,619   $  6,313,924      $  2,490,880   $  1,322,554
 Net realized gains
 (losses) on investment
 transactions...........      (124,190)      (725,469)           59,163        (47,072)
 Net change in
 unrealized appreciation
 (depreciation) on
 investments............     3,189,400     (2,757,133)        1,337,500       (302,527)
                          ------------   ------------      ------------   ------------
Change in net assets
resulting from
operations..............    10,825,829      2,831,322         3,887,543        972,955
                          ------------   ------------      ------------   ------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment
 income.................      (237,636)      (247,352)         (364,471)      (322,468)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment
 income.................       (23,493)        (6,966)(a)            --             --
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment
 income.................    (7,499,490)    (6,059,606)       (2,126,409)    (1,000,086)
                          ------------   ------------      ------------   ------------
Change in net assets
from shareholder
distributions...........    (7,760,619)    (6,313,924)       (2,490,880)    (1,322,554)
                          ------------   ------------      ------------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.................    45,662,151     66,845,451        44,964,506     11,820,669
 Dividends reinvested...     4,043,560      4,689,472           297,458        268,478
 Cost of shares
 redeemed...............   (29,036,797)   (28,159,031)      (13,823,035)   (10,843,225)
                          ------------   ------------      ------------   ------------
Change in net assets
from share
transactions............    20,668,914     43,375,892        31,438,929      1,245,922
                          ------------   ------------      ------------   ------------
Change in net assets....    23,734,124     39,893,290        32,835,592        896,323
NET ASSETS:
 Beginning of period....   123,645,111     83,751,821        37,704,254     36,807,931
                          ------------   ------------      ------------   ------------
 End of period..........  $147,379,235   $123,645,111      $ 70,539,846   $ 37,704,254
                          ============   ============      ============   ============
SHARE TRANSACTIONS:
 Issued.................     4,698,844      6,757,431         4,443,543      1,171,335
 Reinvested.............       415,863        478,491            29,323         26,506
 Redeemed...............    (2,985,297)    (2,876,321)       (1,359,225)    (1,071,579)
                          ------------   ------------      ------------   ------------
Change in shares........     2,129,410      4,359,601         3,113,641        126,262
                          ============   ============      ============   ============

(a) From January 1, 1996 (commencement of operations) through September 30,
    1996.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      STATEMENTS OF CHANGES IN NET ASSETS

                            GROWTH AND INCOME STOCK              BALANCED
                                     FUND                          FUND
                          ----------------------------  ----------------------------
                             FOR THE        FOR THE        FOR THE        FOR THE
                              YEAR           YEAR           YEAR           YEAR
                              ENDED          ENDED          ENDED          ENDED
                          SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                              1997           1996           1997           1996
                          -------------  -------------  -------------  -------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income..  $  4,981,914   $  4,118,150   $  3,628,963   $  2,956,768
 Net realized gains
 (losses) on investment
 transactions...........    21,222,568      9,428,482      3,823,461      2,206,261
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestments..............    68,548,798     24,542,390     11,630,206      3,503,931
                          ------------   ------------   ------------   ------------
Change in net assets re-
sulting from opera-
tions...................    94,753,280     38,089,022     19,082,630      8,666,960
                          ------------   ------------   ------------   ------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come...................      (406,746)      (270,458)      (532,096)      (421,901)
 From net realized gains
 from investment trans-
 actions................      (886,255)       (76,748)      (398,078)            --
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment in-
 come...................       (75,802)    (19,098)(a)      (125,357)    (39,026)(a)
 From net realized gains
 from investment trans-
 actions................      (206,225)            --        (88,738)            --
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come...................    (4,503,475)    (3,828,594)    (2,972,191)    (2,495,841)
 From net realized gains
 from investment trans-
 actions................    (8,604,815)    (1,044,981)    (2,213,599)            --
                          ------------   ------------   ------------   ------------
Change in net assets
from shareholder distri-
butions.................   (14,683,318)    (5,239,879)    (6,330,059)    (2,956,768)
                          ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.................   123,241,859     78,886,812     34,516,341     30,350,061
 Dividends reinvested...     9,323,443      3,546,244      5,447,735      2,471,085
 Cost of shares re-
 deemed.................   (81,770,389)   (42,239,195)   (24,767,622)   (13,413,504)
                          ------------   ------------   ------------   ------------
Change in net assets
from share transac-
tions...................    50,794,913     40,193,861     15,196,454     19,407,642
                          ------------   ------------   ------------   ------------
Change in net assets....   130,864,875     73,043,004     27,949,025     25,117,834
NET ASSETS:
 Beginning of period....   229,487,989    156,444,985     84,168,595     59,050,761
                          ------------   ------------   ------------   ------------
 End of period..........  $360,352,864   $229,487,989   $112,117,620   $ 84,168,595
                          ============   ============   ============   ============
SHARE TRANSACTIONS:
 Issued.................     7,276,447      5,587,933      2,754,247      2,636,434
 Reinvested.............       580,100        252,319        444,651        214,800
 Redeemed...............    (4,808,625)    (2,926,808)    (2,005,976)    (1,159,914)
                          ------------   ------------   ------------   ------------
Change in shares........     3,047,922      2,913,444      1,192,922      1,691,320
                          ============   ============   ============   ============

----
(a) From January 1, 1996 (commencement of operations) through September 30,
    1996.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      STATEMENTS OF CHANGES IN NET ASSETS

                                             SMALL COMPANY         INTERNATIONAL
                                              GROWTH FUND           EQUITY FUND
                                      ---------------------------- -------------
                                         FOR THE        FOR THE       FOR THE
                                          YEAR           YEAR         PERIOD
                                          ENDED          ENDED         ENDED
                                      SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                          1997           1996         1997(A)
                                      -------------  ------------- -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income (loss)........ $   (648,459)   $  (328,819)  $   100,321
 Net realized gains (losses) on in-
 vestment transactions...............     (226,983)        90,971     1,278,028
 Net realized gains (losses) from
 foreign currency transactions.......           --             --       114,474
 Net change in unrealized apprecia-
 tion (depreciation) on investments..   10,884,559     12,148,737     3,620,737
 Net change in unrealized apprecia-
 tion (depreciation) from foreign
 currency transactions...............           --             --         3,951
                                      ------------    -----------   -----------
Change in net assets resulting from
operations...........................   10,009,117     11,910,889     5,117,511
                                      ------------    -----------   -----------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment income..........           --             --          (489)
 Distribution in excess of net real-
 ized gains from investment transac-
 tions...............................       (8,888)            --            --
 In excess of net investment income..           --             --          (559)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment income..........           --             --          (251)
 Distribution in excess of net real-
 ized gains from investment transac-
 tions...............................       (4,428)            --            --
 In excess of net investment income..           --             --          (286)
DISTRIBUTIONS TO TRUST CLASS
SHAREHOLDERS:
 From net investment income..........           --             --       (99,581)
 Distribution in excess of net real-
 ized gains from investment transac-
 tions...............................      (40,858)            --            --
 In excess of net investment income..           --             --      (113,629)
                                      ------------    -----------   -----------
 Change in net assets from share-
 holder distributions................      (54,174)            --      (214,795)
                                      ------------    -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued.........   48,655,648     22,938,972    51,911,874
 Dividends reinvested................       40,212            --         89,459
 Cost of shares redeemed.............  (25,431,484)    (5,922,093)   (2,518,984)
                                      ------------    -----------   -----------
Change in net assets from share
transactions.........................   23,264,376     17,016,879    49,482,349
                                      ------------    -----------   -----------
Change in net assets.................   33,219,319     28,927,768    54,385,065
NET ASSETS:
 Beginning of period.................   46,985,400     18,057,632            --
                                      ------------    -----------   -----------
 End of period....................... $ 80,204,719    $46,985,400   $54,385,065
                                      ============    ===========   ===========
SHARE TRANSACTIONS:
 Issued..............................    2,498,285      1,298,090     5,042,411
 Reinvested..........................        2,036            --          8,292
 Redeemed............................   (1,300,018)      (315,568)     (227,784)
                                      ------------    -----------   -----------
Change in shares.....................    1,200,303        982,522     4,822,919
                                      ============    ===========   ===========

----
(a) From January 2, 1997 (commencement of operations) through September 30,
    1997.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                 U.S. TREASURY MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1997


  PRINCIPAL                        SECURITY                          AMORTIZED
   AMOUNT                         DESCRIPTION                           COST
 ----------- ----------------------------------------------------   ------------
 U.S. TREASURY BILLS (26.5%):
 $ 8,000,000 10/02/97............................................   $  7,998,806
  15,000,000 10/16/97............................................     14,966,692
  12,000,000 10/23/97............................................     11,964,580
  15,000,000 11/06/97............................................     14,925,525
  15,000,000 11/13/97............................................     14,904,044
  15,000,000 12/04/97............................................     14,862,240
                                                                    ------------
   Total U.S. Treasury Bills                                          79,621,887
                                                                    ------------
 U.S. TREASURY NOTES (21.5%):
  15,000,000 5.63%, 10/31/97.....................................     15,002,287
  15,000,000 5.13%, 3/31/98......................................     14,966,745
  21,000,000 5.13%, 4/30/98......................................     20,951,013
  14,000,000 5.13%, 6/30/98......................................     13,950,078
                                                                    ------------
   Total U.S. Treasury Notes                                          64,870,123
                                                                    ------------

  PRINCIPAL            SECURITY              AMORTIZED
   AMOUNT            DESCRIPTION                COST
 ----------- ---------------------------    ------------
 REPURCHASE AGREEMENTS (52.0%):
 $50,000,000 First Boston, 6.05%,
             10/1/97 (Collateralized by
             $51,030,000 U.S. Treasury
             Notes, 5.75%, 9/30/99,
             market value--$50,982,159).... $ 50,000,000
  40,000,000 Lehman Brothers, 6.00%,
             10/1/97 (Collateralized by
             $26,800,000 U.S. Treasury
             Bonds, 11.25%, 2/15/15,
             market value--$40,685,750)....   40,000,000
  12,000,000 Merrill Lynch, 5.80%,
             10/1/97 (Collateralized by
             $12,670,000 U.S. Treasury
             Bills, 5/28/98, market
             value--$12,237,531)...........   12,000,000
  54,604,330 NationsBank, 6.05%, 10/1/97
             (Collateralized by
             $36,700,000 U.S. Treasury
             Bonds, 11.25%, 2/15/15,
             market value--$55,715,188)....   54,604,330
                                            ------------
  Total Repurchase Agreements                156,604,330
                                            ------------
  Total (Cost--$301,096,340)(a)             $301,096,340
                                            ============

----
Percentages indicated are based on net assets of $300,883,259.

(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1997


   SHARES
     OR
 PRINCIPAL                SECURITY                  MARKET
   AMOUNT                DESCRIPTION                VALUE
 ---------   ----------------------------------- ------------
 CORPORATE BONDS (5.6%):
 Banking (2.8%):
 $3,000,000  Suntrust Banks, 7.38%, 7/1/02...... $  3,108,750
 Financial Services (2.8%):
  3,000,000  Ford Motor Credit, 6.55%, 9/10/02..    3,011,250
                                                 ------------
  Total Corporate Bonds                             6,120,000
                                                 ------------
 PASS-THROUGH MORTGAGE SECURITIES (20.6%):
 Federal Home Loan Mortgage Corp:
  2,536,325  5.50%, 8/1/00, Pool # M80285.......    2,511,748
  2,692,862  6.00%, 10/1/00, Pool# G40018.......    2,696,229
  2,815,274  6.00%, 11/1/02, Pool# G40168.......    2,785,347
 Federal National Mortgage Assoc.:
  2,569,654  6.50%, 4/1/03, Pool# 303863........    2,564,823
  1,830,361  7.00%, 6/1/08, Pool# 50751.........    1,862,960
  2,600,426  7.50%, 12/1/08, Pool# 190611.......    2,675,189
  2,346,102  6.00%, 4/1/09, Pool# 190759........    2,299,907
  2,137,603  6.50%, 4/1/09, Pool# 250009........    2,133,584
  2,924,667  6.00%, 12/1/09, Pool # 313658......    2,867,080
                                                 ------------
 Total Pass-Through Mortgage Securities            22,396,867
                                                 ------------

   SHARES
     OR
  PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
  ---------  ----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES (2.8%):
 Federal Home Loan Bank:
 $ 3,000,000 6.17%, 3/8/01.......................................   $  3,003,480
                                                                    ------------
   Total U.S. Government Agencies                                      3,003,480
                                                                    ------------
 U.S. TREASURY NOTES (69.7%):
   6,000,000 8.88%, 11/15/97.....................................      6,024,120
   7,000,000 7.25%, 2/15/98......................................      7,044,590
   3,500,000 8.25%, 7/15/98......................................      3,570,105
  10,500,000 5.75%, 12/31/98.....................................     10,505,145
   9,000,000 6.50%, 4/30/99......................................      9,097,200
   9,500,000 8.00%, 8/15/99......................................      9,859,575
  10,000,000 6.75%, 4/30/00......................................     10,204,700
   8,000,000 6.38%, 8/15/02......................................      8,119,280
   3,500,000 5.88%, 2/15/04......................................      3,461,815
   8,000,000 5.88%, 11/15/05.....................................      7,850,160
                                                                    ------------
 Total U.S. Treasury Notes                                            75,736,690
                                                                    ------------
 INVESTMENT COMPANIES (0.4%):
     422,232 Provident Federal Fund..............................        422,232
                                                                    ------------
 Total Investment Companies                                              422,232
                                                                    ------------
 Total (Cost--$107,795,509)(a)                                      $107,679,269
                                                                    ============

----
Percentages indicated are based on net assets of $108,674,117.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $45,429. Cost for financial reporting purposes differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation..  $ 627,147
               Unrealized depreciation..   (743,387)
                                          ---------
               Net unrealized deprecia-
               tion.....................  $(116,240)
                                          =========

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1997


   SHARES
     OR
  PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ----------- ----------------------------------------------------   ------------
 CORPORATE BONDS (10.3%):
 Banking (3.5%):
 $ 5,000,000 Suntrust Banks, 7.38%, 7/1/02.......................   $  5,181,250
                                                                    ------------
 Financial Services (3.4%):
   5,000,000 Ford Motor Credit Co.,
             6.55%, 9/10/02......................................      5,018,750
                                                                    ------------
 Industrial Goods & Services (3.4%):
   5,000,000 I.B.M. Corp., 6.22%, 8/1/27.........................      4,981,250
                                                                    ------------
   Total Corporate Bonds                                              15,181,250
                                                                    ------------
 PASS-THROUGH MORTGAGE SECURITIES (18.8%):
 Federal Home Loan Mortgage Corp.:
   2,311,728 7.50%, 7/1/07, Pool# E00108.........................      2,376,017
   3,551,870 6.50%, 4/1/11, Pool# E20235.........................      3,532,974
 Federal National Mortgage Assoc.:
   3,399,242 7.00%, 6/1/08, Pool# 50751..........................      3,459,783
   4,706,412 6.00%, 6/1/08, Pool# 124885.........................      4,640,193
   2,924,667 6.00%, 12/1/09, Pool# 313658........................      2,867,080
   3,359,645 7.00%, 4/1/24, Pool# 250005.........................      3,358,570
 Government National Mortgage Assoc.:
   3,948,025 7.00%, 8/15/23, Pool# 354627........................      3,967,766
   3,370,684 7.50%, 3/15/23, Pool# 342553........................      3,445,445
                                                                    ------------
   Total Pass-Through Mortgage Securities                             27,647,828
                                                                    ------------
 U.S. GOVERNMENT AGENCIES (5.0%):
 Federal Home Loan Bank:
   2,000,000 8.38%, 10/25/99.....................................      2,091,680
   3,000,000 7.36%, 7/1/04.......................................      3,171,840
   2,000,000 6.79%, 2/5/07.......................................      2,054,778
                                                                    ------------
   Total U.S. Government Agencies                                      7,318,298
                                                                    ------------

   SHARES
     OR
  PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ----------- ----------------------------------------------------   ------------
 U.S. TREASURY BONDS (9.2%):
 $12,250,000 7.50%, 11/15/16.....................................   $ 13,613,793
                                                                    ------------
   Total U.S. Treasury Bonds                                          13,613,793
                                                                    ------------
 U.S. TREASURY NOTES (55.6%):
   5,000,000 6.88%, 7/31/99......................................      5,089,000
   7,500,000 5.63%, 11/30/00.....................................      7,429,875
   6,500,000 7.88%, 8/15/01......................................      6,912,555
   8,000,000 6.38%, 8/15/02......................................      8,119,280
  10,000,000 6.25%, 2/15/03......................................     10,096,900
  12,500,000 7.25%, 8/15/04......................................     13,295,125
  14,000,000 5.88%, 11/15/05.....................................     13,737,780
  11,000,000 6.50%, 10/15/06.....................................     11,233,750
   6,000,000 6.25%, 2/15/07......................................      6,029,340
                                                                    ------------
   Total U.S. Treasury Notes                                          81,943,605
                                                                    ------------
 INVESTMENT COMPANIES (0.3%):
     421,580 Provident Federal Fund..............................        421,580
                                                                    ------------
   Total Investment Companies                                            421,580
                                                                    ------------
   Total (Cost--$144,471,234)                                       $146,126,354
                                                                    ============

----
Percentages indicated are based on net assets of $147,379,235
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $167,836. Cost for financial reporting purposes differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation..  $2,240,882
               Unrealized depreciation..    (585,762)
                                          ----------
               Net unrealized apprecia-
               tion.....................  $1,655,120
                                          ==========

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1997


   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------

 MUNICIPAL BONDS (96.4%):
 General Obligation Bonds (83.4%):
 $1,200,000 Asheville, North Carolina, 6.00%, 3/1/01.............   $ 1,270,836
    500,000 Asheville, North Carolina, 4.80%, 6/1/06.............       512,085
    500,000 Buncombe County, North Carolina, 5.00%, 3/1/01.......       513,725
    500,000 Buncombe County, North Carolina, 5.00%, 3/1/03.......       517,720
    850,000 Buncombe County, North Carolina, 5.10%, 3/1/04.......       884,859
            Buncombe County, North Carolina, 5.80%, 2/1/05,
    500,000 Callable 2/1/04 @ 100.5..............................       539,920
  1,000,000 Buncombe County, North Carolina, 5.10%, 3/1/07.......     1,044,840
    750,000 Burke County, North Carolina, 6.25%, 3/1/99, MBIA....       774,045
    500,000 Burke County, North Carolina, 6.30%, 3/1/01, MBIA....       533,755
            Cabarrus County, North Carolina, 5.30%, 2/1/13,
  1,500,000 Callable 2/1/07 @ 102, MBIA..........................     1,526,745
    500,000 Cary, North Carolina, 5.50%, 2/1/99..................       510,570
  1,000,000 Cary, North Carolina, 5.50%, 2/1/01..................     1,042,230
            Catawba County, North Carolina, 5.70%, 6/1/06,
    500,000 Callable 6/1/04 @ 101................................       539,120
    825,000 Charlotte, North Carolina, 6.40%, 2/1/99.............       851,763
  1,000,000 Charlotte, North Carolina, 6.20%, 6/1/01.............     1,070,100
    395,000 Charlotte, North Carolina, 5.20%, 7/1/01.............       410,223
            Charlotte, North Carolina, Water & Sewer, 5.70%,
    600,000 2/1/06, Callable 2/1/04 @ 101........................       646,890
            Chatham County, North Carolina, 5.40%, 4/1/11,
    500,000 Callable 4/1/06 @102.................................       519,765
            Cleveland County, North Carolina, 7.10%, 6/1/99,
    275,000 AMBAC................................................       289,160
            Cleveland County, North Carolina, 5.10%, 6/1/03,
    600,000 FGIC.................................................       623,274
            Craven County, North Carolina, 5.50%, 6/1/07,
  1,000,000 Callable 6/1/06 @ 100.5, MBIA........................     1,068,530
            Craven County, North Carolina, 5.50%, 6/1/09,
    500,000 Callable 6/1/06 @ 102, MBIA..........................       529,885
            Craven County, North Carolina, 5.50%, 6/1/16,
  1,000,000 Callable 6/1/06 @ 102, MBIA..........................     1,031,330
            Durham & Wake Counties, North Carolina, 5.75%,
    500,000 4/1/02...............................................       532,340
    400,000 Durham County, North Carolina, 5.20%, 3/1/01.........       414,152
    500,000 Durham County, North Carolina, 5.40%, 2/1/02.........       524,340
            Durham County, North Carolina, 5.20%, 3/1/03,
    250,000 Callable 3/1/02 @ 100.5..............................       260,917
            Durham County, North Carolina, 5.20%, 3/1/05,
    340,000 Callable 3/1/02 @ 101.5..............................       355,572
  1,000,000 Durham, North Carolina, 4.90%, 2/1/04................     1,030,680
    500,000 Durham, North Carolina, 5.00%, 2/1/05................       518,925
            Fayetteville, North Carolina, 4.80%, 5/1/05, Callable
  1,000,000 5/1/03 @ 101, FGIC...................................     1,020,350
  1,000,000 Forsyth County, North Carolina, 5.20%, 6/1/02........     1,042,370
            Forsyth County, North Carolina, 5.60%, 8/1/03,
    500,000 Callable 8/1/02 @ 100.5..............................       531,460
            Forsyth County, North Carolina, 6.20%, 3/1/04,
    500,000 Callable 3/1/01 @ 101.5..............................       539,575
            Forsyth County, North Carolina, 5.40%, 6/1/04,
    265,000 Callable 6/1/02 @101.................................       278,909
            Gaston County, North Carolina, 5.00%, 3/1/08,
    500,000 Callable 3/1/06 @ 101, AMBAC.........................       512,640
            Gaston County, North Carolina, 5.50%, 5/1/09,
  1,000,000 Callable 5/1/07 @ 101, FGIC..........................     1,062,530
    500,000 Goldsboro, North Carolina, 4.90%, 6/1/01.............       512,445
    500,000 Greensboro, North Carolina, 5.40%, 4/1/02............       524,590
  1,000,000 Guilford County, North Carolina, 4.80%, 4/1/99.......     1,013,160
    890,000 Henderson County, North Carolina, 6.50%, 6/1/01......       960,132
    555,000 Hickory, North Carolina, 6.50%, 5/1/99...............       576,700
    600,000 Hickory, North Carolina, 6.50%, 5/1/01...............       646,302
    680,000 High Point, North Carolina, 4.40%, 4/1/02............       685,250

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997


   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------

 MUNICIPAL BONDS, CONTINUED:
 General Obligation Bonds, continued:
 $  500,000 Lee County, North Carolina, 5.50%, 2/1/00............   $   515,750
    250,000 Lee County, North Carolina, 5.60%, 2/1/03, Callable
            2/1/02 @ 100.5.......................................       263,553
  1,000,000 Lincoln County, North Carolina, 4.70%, 6/1/01, FGIC..     1,018,150
  1,000,000 Lincoln County, North Carolina, 4.80%, 6/1/04, FGIC..     1,022,270
    700,000 Mecklenburg County, North Carolina, 5.75%, 3/1/03,
            Callable 3/1/02 @ 100.50.............................       745,073
  1,000,000 Mecklenburg County, North Carolina, 5.40%, 4/1/03....     1,056,400
  1,000,000 Mecklenburg County, North Carolina, 5.00%, 4/1/08....     1,034,710
  1,500,000 Mecklenburg County, North Carolina, 5.50%, 4/1/11,
            Callable 4/1/04 @ 102................................     1,572,360
    500,000 Moore County, North Carolina, 4.75%, 6/1/03, AMBAC...       510,680
  1,000,000 New Hanover County, North Carolina, 4.50%, 9/1/03....     1,009,280
    625,000 New Hanover County, North Carolina, 5.30%, 5/1/09,
            Callable 5/1/06 @ 101.5..............................       654,763
    815,000 North Carolina State, 5.60%, 4/1/00..................       845,962
  1,000,000 North Carolina State, 4.70%, 2/1/01..................     1,019,100
    250,000 North Carolina State, 6.10%, 3/1/03, Callable 3/1/02
            @ 100.5..............................................       269,902
  1,000,000 North Carolina State, 4.70%, 2/1/06, Callable 2/1/04
            @ 101................................................     1,019,990
  1,000,000 North Carolina State, 5.10%, 6/1/09, Callable 6/1/06
            @ 101.5..............................................     1,036,460
    670,000 Orange County, North Carolina, 5.10%, 6/1/00.........       687,594
    500,000 Orange County, North Carolina, 5.10%, 6/1/06,
            Callable 6/1/03 @ 101.5..............................       521,430
    500,000 Orange County, North Carolina, 5.10%, 6/1/07,
            Callable 6/1/03 @ 102................................       521,835
  1,000,000 Pitt County, North Carolina, 4.80%, 2/1/00...........     1,016,730
    965,000 Raleigh, North Carolina, 6.30%, 3/1/99...............       997,549
    500,000 Raleigh, North Carolina, 5.00%, 2/1/08, Callable
            2/1/00 @ 102.........................................       513,680
    500,000 Rocky Mount, North Carolina, 6.10%, 5/1/03, Callable
            5/1/02 @ 100.5.......................................       537,410
    625,000 Rowan County, North Carolina, 5.50%, 4/1/04, MBIA....       663,150
    700,000 Rowan County, North Carolina, 5.50%, 4/1/05, MBIA....       745,073
    225,000 Rowan County, North Carolina, 5.50%, 2/1/07, Callable
            2/1/06 @ 100.5, MBIA.................................       239,967
  1,000,000 Surry County, North Carolina, 6.25%, 4/1/00, AMBAC...     1,051,380
    500,000 Surry County, North Carolina, 6.25%, 4/1/01, AMBAC...       533,735
    200,000 Union County, North Carolina, 5.80%, 3/1/05, Callable
            3/1/02 @ 101.5.......................................       212,772
    500,000 Wake County, North Carolina, 4.40%, 4/1/01...........       505,175
  1,000,000 Wake County, North Carolina, 4.50%, 4/1/03...........     1,014,110
    510,000 Wayne County, North Carolina, 4.80%, 4/1/02..........       520,965
  1,000,000 Wayne County, North Carolina, 4.80%, 4/1/03..........     1,022,790
    500,000 Wilkes County, North Carolina, 5.00%, 6/1/01, AMBAC..       514,130
    500,000 Wilkes County, North Carolina, 5.00%, 6/1/02, AMBAC..       515,490
  1,000,000 Wilmington, North Carolina, 4.60%, 3/1/02............     1,013,530
    505,000 Winston-Salem, North Carolina, 6.50%, 6/1/99.........       526,074
    200,000 Winston-Salem, North Carolina, 6.40%, 6/1/02,
            Callable 6/1/01 @ 102................................       218,668
    350,000 Winston-Salem, North Carolina, 6.25%, 4/1/07,
            Callable 4/1/02 @ 102................................       380,744
                                                                    -----------
                                                                     58,863,093
                                                                    -----------
 Health Care Bonds (8.0%):
    650,000 Charlotte-Mecklenburg Hospital Revenue, 5.70%,
            1/1/01...............................................       679,107
    500,000 Charlotte-Mecklenburg Hospital Revenue, 5.90%,
            1/1/02...............................................       529,555

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997


   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------

 MUNICIPAL BONDS, CONTINUED:
 Health Care Bonds, continued:
 $  300,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina Health Care System Revenue, 6.00%, 1/1/03,
            Callable 1/1/02 @ 102................................   $   323,874
    550,000 North Carolina Medical Care Commission, Presbyterian
            Health Service Project, 4.90%, 10/1/01...............       563,074
    400,000 North Carolina Medical Care Commission, Presbyterian
            Health Services Project, 5.70%, 10/1/04, Callable
            10/1/02 @ 102........................................       427,136
            North Carolina Medical Care Commission, Rex Hospital
  1,000,000 Project, 6.13%, 6/1/10, Callable 6/1/03 @ 102........     1,063,000
  1,000,000 North Carolina Medical Care Commission, Wake County
            Hospital System, 5.00%, 10/1/10, Callable 10/1/07 @
            102, MBIA............................................     1,007,190
            Pitt County, North Carolina Revenue, Memorial
  1,000,000 Hospital, 5.50%, 12/1/15, Callable 12/1/05 @ 102.....     1,011,570
                                                                    -----------
                                                                      5,604,506
                                                                    -----------
 Housing Bonds (0.6%):
            North Carolina Housing Finance Agency, 5.65%,
    275,000 9/1/02...............................................       285,830
            North Carolina Housing Finance Agency, 6.35%, 9/1/04,
    150,000 Callable 9/1/02 @ 102, GNMA/FNMA.....................       157,590
                                                                    -----------
                                                                        443,420
                                                                    -----------
 Utility Bonds (4.4%):
            Asheville, North Carolina, Water System Revenue,
    500,000 5.30%, 8/1/09, Callable 8/1/06 @ 102, FGIC...........       520,470
            Asheville, North Carolina, Water System Revenue,
  1,000,000 5.63%, 8/1/16, Callable 8/1/06 @ 102, FGIC...........     1,030,610
            Fayetteville, North Carolina, Public Works Commission
    500,000 Revenue, 6.50%, 3/1/14 Callable 3/1/00 @ 102, FGIC...       537,740
            Shelby, North Carolina, Combined Enterprise System
  1,000,000 Revenue, 5.63%, 5/1/14, Callable 5/1/05 @ 102........     1,023,370
                                                                    -----------
                                                                      3,112,190
                                                                    -----------
   Total Municipal Bonds                                             68,023,209
                                                                    -----------
 INVESTMENT COMPANIES (2.5%):
            Compass Capital, North Carolina Municipal Money
  1,768,199 Market Portfolio.....................................     1,768,199
                                                                    -----------
   Total Investment Companies                                         1,768,199
                                                                    -----------
   Total (Cost--$67,330,170)(a)                                     $69,791,408
                                                                    ===========

----
Percentages indicated are based on net assets of $70,539,846.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation..  $2,472,231
               Unrealized depreciation..     (10,993)
                                          ----------
               Net unrealized apprecia-
               tion.....................  $2,461,238
                                          ==========

AMBAC - AMBAC Indemnity Corporation.
FGIC - Insured by Financial Guaranty Insurance Corp.
FNMA - Insured by Federal National Mortgage Assoc.
GNMA - Insured by Government National Mortgage Assoc.
MBIA - Municipal Bond Insurance Association.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                    GROWTH AND INCOME STOCK FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1997

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                            VALUE
 ------  --------------------------------------------------------   ------------
 COMMON STOCKS (96.5%):
 Aerospace/Defense (5.2%):
  67,800 Lockheed Martin Corp. ..................................   $  7,229,175
 118,500 Parker-Hannifin Corp. ..................................      5,332,500
 105,000 Raytheon Co. ...........................................      6,208,125
                                                                    ------------
                                                                      18,769,800
                                                                    ------------
 Apparel (1.2%):
  46,600 V.F. Corp. .............................................      4,316,325
                                                                    ------------
 Automobiles & Trucks (1.4%):
 108,900 Ford Motor Co. .........................................      4,927,725
                                                                    ------------
 Banks (6.0%):
  81,800 Barnett Banks, Inc. ....................................      5,787,350
  49,350 J.P. Morgan & Co. ......................................      5,607,394
  67,725 Old Kent Financial Corp. ...............................      4,368,262
  79,400 Wachovia Corp. .........................................      5,716,800
                                                                    ------------
                                                                      21,479,806
                                                                    ------------
 Beverages (1.9%):
 153,400 Anheuser-Busch Co. .....................................      6,922,175
                                                                    ------------
 Chemicals--Specialty (3.1%):
  44,300 Air Products & Chemicals, Inc. .........................      3,674,131
  42,100 Great Lakes Chemical Corp. .............................      2,076,056
  62,100 Vulcan Materials Co. ...................................      5,402,700
                                                                    ------------
                                                                      11,152,887
                                                                    ------------
 Communications Equipment (2.1%):
  91,800 Pitney Bowes, Inc. .....................................      7,636,613
                                                                    ------------
 Computers--Main & Mini (3.4%):
 113,000 Hewlett-Packard Co. ....................................      7,860,563
  41,400 IBM Corp. ..............................................      4,385,813
                                                                    ------------
                                                                      12,246,376
                                                                    ------------
 Computer Software (1.2%):
  85,000 Adobe Systems, Inc. ....................................      4,281,875
                                                                    ------------
 Containers (1.5%):
 105,300 Ball Corp. .............................................      3,665,756
  50,750 Sonoco Products Co. ....................................      1,722,328
                                                                    ------------
                                                                       5,388,084
                                                                    ------------
 Electrical Equipment (1.7%):
 106,800 Emerson Electric........................................      6,154,350
                                                                    ------------
 Electronic Components (1.5%):
  86,500 Avnet, Inc. ............................................      5,498,156
                                                                    ------------
 Electronic Instruments (1.1%):
  59,300 Tektronix, Inc. ........................................      3,999,044
                                                                    ------------

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                            VALUE
 ------  --------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Food & Related (4.1%):
 138,400 Dean Foods Co. .........................................   $  6,401,000
 208,700 SUPERVALU, Inc. ........................................      8,191,475
                                                                    ------------
                                                                      14,592,475
                                                                    ------------
 Forest & Paper Products (1.8%):
 110,900 Weyerhauser Co. ........................................      6,584,687
                                                                    ------------
 Health Care (3.0%):
  77,000 Abbott Labs.............................................      4,923,187
  99,300 Johnson & Johnson.......................................      5,722,163
                                                                    ------------
                                                                      10,645,350
                                                                    ------------
 Household--General Products (1.6%):
  27,250 Unilever NV, New York Shares............................      5,794,031
                                                                    ------------
 Household--Major Appliances (1.1%):
  59,200 Whirlpool Corp. ........................................      3,925,700
                                                                    ------------
 Insurance (7.2%):
  65,175 Aon Corp. ..............................................      3,446,128
  88,300 Lincoln National Corp. .................................      6,147,887
 192,200 SAFECO Corp. ...........................................     10,186,600
  73,500 Saint Paul Cos., Inc ...................................      5,994,844
                                                                    ------------
                                                                      25,775,459
                                                                    ------------
 Machinery & Equipment (1.8%):
 137,500 Trinity Industries, Inc. ...............................      6,634,375
                                                                    ------------
 Medical Equipment & Supplies (2.0%):
 201,800 Mallinckrodt, Inc. .....................................      7,264,800
                                                                    ------------
 Metals--Copper (0.7%):
  33,500 Phelps Dodge Corp. .....................................      2,600,438
                                                                    ------------
 Mining (0.4%):
  20,200 Potash Corp. of Saskatchewan, Inc ......................      1,585,700
                                                                    ------------
 Multiple Industry (1.1%):
  84,900 Corning Glass...........................................      4,011,525
                                                                    ------------
 Petroleum (8.6%):
  74,200 Ashland, Inc. ..........................................      4,034,625
  78,200 Chevron Corp. ..........................................      6,505,263
  61,200 Mobil Corp. ............................................      4,528,800
 175,200 Phillips Petroleum Co. .................................      9,044,700
 122,600 Royal Dutch Petroleum...................................      6,804,300
                                                                    ------------
                                                                      30,917,688
                                                                    ------------
 Pharmaceuticals (5.4%):
 111,600 Bristol-Myers Squibb Co. ...............................      9,234,900
  69,100 Rhone-Poulenc Rorer.....................................      6,681,106
  70,200 Schering-Plough Corp. ..................................      3,615,300
                                                                    ------------
                                                                      19,531,306
                                                                    ------------

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

GROWTH AND INCOME STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                            VALUE
 ------  --------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Publishing (4.1%):
 118,000 American Greetings......................................   $  4,351,250
  39,000 Banta Corp. ............................................      1,087,125
 110,000 Houghton Mifflin Co. ...................................      4,152,500
 126,300 Media General, Inc. ....................................      5,004,637
                                                                    ------------
                                                                      14,595,512
                                                                    ------------
 Railroad (0.5%):
  33,000 CSX Corp. ..............................................      1,930,500
                                                                    ------------
 Restaurants (0.7%):
 130,000 Bob Evans Farms.........................................      2,470,000
                                                                    ------------
 Retail--Food Stores (1.2%):
 177,000 American Stores Co. ....................................      4,314,375
                                                                    ------------
 Retail (1.7%):
 119,281 Limited, Inc. ..........................................      2,914,929
  59,500 May Department Stores Co. ..............................      3,242,750
                                                                    ------------
                                                                       6,157,679
                                                                    ------------
 Security Brokers & Dealers (2.0%):
 140,175 AG Edwards, Inc. .......................................      7,201,491
                                                                    ------------
 Telecommunications (2.6%):
 202,400 Harris Corp. ...........................................      9,259,800
                                                                    ------------
 Tobacco (2.0%):
  75,600 Philip Morris Cos., Inc. ...............................      3,142,125
 130,600 U.S.T., Inc. ...........................................      3,991,463
                                                                    ------------
                                                                       7,133,588
                                                                    ------------
 Toys (1.6%):
 201,350 Hasbro, Inc. ...........................................      5,662,969
                                                                    ------------
Trucking & Shipping (0.7%):
  101,500  Alexander & Baldwin...................................      2,626,313
                                                                    ------------
Utilities--Electric (2.8%):
   84,400  New Century Energies, Inc.(b).........................      3,507,875
  196,000  Western Resources, Inc. ..............................      6,725,250
                                                                    ------------
                                                                      10,233,125
                                                                    ------------
Utilities--Gas & Pipeline (2.3%):
   52,400  Consolidated Natural Gas Co. .........................      3,049,025
  136,800  NICOR, Inc. ..........................................      5,130,000
                                                                    ------------
                                                                       8,179,025
                                                                    ------------
Utilities--Telephone (4.2%):
   82,500  AT&T Corp. ...........................................      3,655,781
  117,200  SBC Communications, Inc. .............................      7,193,150
   88,200  Sprint Corp. .........................................      4,410,000
                                                                    ------------
                                                                      15,258,931
                                                                    ------------
 Total Common Stocks                                                 347,660,058
                                                                    ------------
U.S. GOVERNMENT AGENCIES (1.4%):
Federal Home Loan Bank:
5,000,000  0.00%, 11/28/97*......................................      4,955,800
                                                                    ------------
 Total U.S. Government Agencies                                        4,955,800
                                                                    ------------
INVESTMENT COMPANIES (2.4%):
8,611,183  Provident Federal Fund................................      8,611,183
                                                                    ------------
 Total Investment Companies                                            8,611,183
                                                                    ------------
 Total (Cost--$234,073,315)(a)                                      $361,227,041
                                                                    ============

----
Percentages indicated are based on net assets of $360,352,864.
*Represents Discount Note
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $30,427. Cost for financial reporting purposes differs from value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion...................  $127,935,602
               Unrealized deprecia-
               tion...................      (781,876)
                                        ------------
               Net unrealized appreci-
               ation..................  $127,153,726
                                        ============

(b)Represents non-income producing securities.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                                   BALANCED FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1997


  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------  ------------
 COMMON STOCKS (52.4%):
 Aerospace/Defense (1.7%):
    11,000 Lockheed Martin Corp. .................................  $  1,172,875
    16,500 Parker-Hannifin, Corp. ................................       742,500
                                                                    ------------
                                                                       1,915,375
                                                                    ------------
 Apparel (0.8%):
    10,000 V. F., Corp. ..........................................       926,250
                                                                    ------------
 Automobiles & Trucks (0.7%):
    17,000 Ford Motor Co. ........................................       769,250
                                                                    ------------
 Banks (3.3%):
    22,000 Banc One Corp. ........................................     1,227,875
    11,000 J.P. Morgan & Co. .....................................     1,249,875
    18,000 Wachovia Corp. ........................................     1,296,000
                                                                    ------------
                                                                       3,773,750
                                                                    ------------
 Beverages (0.8%):
    20,000 Anheuser-Busch Co. ....................................       902,500
                                                                    ------------
 Business Equipment & Services (0.2%):
    10,000 John H. Harland Co. ...................................       230,625
                                                                    ------------
 Chemicals--Specialty (1.4%):
     8,000 Air Products & Chemicals, Inc. ........................       663,500
    10,000 Vulcan Materials Co. ..................................       870,000
                                                                    ------------
                                                                       1,533,500
                                                                    ------------
 Communications Equipment (1.0%):
    13,000 Pitney Bowes, Inc. ....................................     1,081,438
                                                                    ------------
 Computers (3.2%):
    15,000 Hewlett-Packard Co. ...................................     1,043,437
    10,000 IBM Corp. .............................................     1,059,375
    17,500 Xerox Corp. ...........................................     1,473,281
                                                                    ------------
                                                                       3,576,093
                                                                    ------------
 Computer Software (0.1%):
     3,000 Adobe Systems, Inc. ...................................       151,125
                                                                    ------------
 Containers (0.6%):
    20,000 Sonoco Products Co. ...................................       678,750
                                                                    ------------
 Diversified Products (0.8%):
    15,000 E.I. duPont de Nemours Co. ............................       923,438
                                                                    ------------
 Electrical Equipment (0.5%):
    10,000 Emerson Electric ......................................       576,250
                                                                    ------------
 Electronic Components (0.9%):
    16,000 Avnet, Inc. ...........................................     1,017,000
                                                                    ------------
 Electronic Instruments (1.2%):
    20,000 Textronix, Inc. .......................................     1,348,750
                                                                    ------------
 Food & Related (3.1%):
    30,000 Dean Foods Co. ........................................     1,387,500
    17,500 Sara Lee Corp. ........................................       901,250
    30,000 SUPERVALU, Inc. .......................................     1,177,500
                                                                    ------------
                                                                       3,466,250
                                                                    ------------
 Forest & Paper Products (0.8%):
    15,000 Weyerhaeuser Co. ......................................       890,625
                                                                    ------------
 Health Care--General (1.8%):
    20,000 Abbott Labs............................................     1,278,750
     5,000 Bausch & Lomb..........................................       202,500
    10,000 Johnson & Johnson......................................       576,250
                                                                    ------------
                                                                       2,057,500
                                                                    ------------
 Household--General Products (0.5%):
     2,500 Unilever NV New York Shares............................       531,562
                                                                    ------------
 Household--Major Appliances (0.6%):
    10,000 Whirlpool Corp. .......................................       663,125
                                                                    ------------
 Insurance (4.6%):
    22,000 American General Corp. ................................     1,141,250
     4,000 Cigna Corp. ...........................................       745,000
    17,000 Lincoln National Corp. ................................     1,183,625
    24,000 SAFECO Corp. ..........................................     1,272,000
    10,000 Saint Paul Co. ........................................       815,625
                                                                    ------------
                                                                       5,157,500
                                                                    ------------
 Machinery & Equipment (1.4%):
    16,500 Ingersoll-Rand Co. ....................................       710,531
    17,500 Trinity Industries.....................................       844,375
                                                                    ------------
                                                                       1,554,906
                                                                    ------------
 Medical Equipment & Supplies (1.1%):
    35,000 Mallinckrodt, Inc. ....................................     1,260,000
                                                                    ------------
 Multiple Industry (0.4%):
     9,000 Corning Glass .........................................       425,250
                                                                    ------------
 Petroleum (4.8%):
     7,000 Ashland, Inc. .........................................       380,625
    13,000 Atlantic Richfield Co. ................................     1,110,688
    10,000 Chevron Corp. .........................................       831,875
    11,000 Mobil Corp. ...........................................       814,000
    30,000 Phillips Petroleum Co. ................................     1,548,750

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997


  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------  ------------
 COMMON STOCKS, CONTINUED:
 Petroleum, continued:
    12,500 Royal Dutch Petroleum..................................  $    693,750
                                                                    ------------
                                                                       5,379,688
                                                                    ------------
 Pharmaceuticals (2.5%):
    16,000 Bristol-Myers Squibb Co. ..............................     1,324,000
    28,000 Schering-Plough Corp. .................................     1,442,000
                                                                    ------------
                                                                       2,766,000
                                                                    ------------
 Publishing (1.3%):
    10,000 Gannett Co, Inc. ......................................     1,079,375
    10,000 Media General, Inc. ...................................       396,250
                                                                    ------------
                                                                       1,475,625
                                                                    ------------
 Railroad (0.6%):
    12,000 CSX Corp. .............................................       702,000
                                                                    ------------
 Retail (2.0%):
    10,000 Dayton Hudson Corp. ...................................       599,375
    10,000 May Department Stores..................................       545,000
    10,000 J. C. Penney, Inc. ....................................       582,500
    10,000 Rite-Aid Corp. ........................................       554,375
                                                                    ------------
                                                                       2,281,250
                                                                    ------------
 Retail--Food Stores (0.4%):
    13,000 Albertson's, Inc. .....................................       453,375
                                                                    ------------
 Security Brokers & Dealers (0.7%):
    15,000 A.G. Edwards, Inc. ....................................       770,625
                                                                    ------------
 Telecommunications (1.5%):
    36,000 Harris Corp. ..........................................     1,647,000
                                                                    ------------
 Tobacco (1.5%):
    25,000 Philip Morris, Inc. ...................................     1,039,063
    20,000 UST, Inc. .............................................       611,250
                                                                    ------------
                                                                       1,650,313
                                                                    ------------
 Trucking & Shipping (0.1%):
     5,500 Alexander & Baldwin....................................       142,312
                                                                    ------------
 Utilities--Electric (1.9%):
    11,000 FPL Group, Inc. .......................................       563,750
    18,000 Scana Corp. ...........................................       451,125
    31,000 Western Resources, Inc. ...............................     1,063,688
                                                                    ------------
                                                                       2,078,563
                                                                    ------------
 Utilities--Gas & Pipeline (1.2%):
    20,000 NICOR, Inc. ...........................................       750,000

 Utilities--Gas & Pipeline, continued:
    12,000 Williams Cos., Inc. ...................................       561,750
                                                                    ------------
                                                                       1,311,750
                                                                    ------------
 Utilities--Telephone (2.4%):
     6,600 Ameritech Corp. .......................................       438,900
    10,000 AT&T Corp. ............................................       443,125
    17,000 SBC Communications, Inc. ..............................     1,043,375
    16,000 Sprint Corp. ..........................................       800,000
                                                                    ------------
                                                                       2,725,400
                                                                    ------------
   Total Common Stocks                                                58,794,713
                                                                    ------------
 PASS-THROUGH MORTGAGE SECURITIES (7.1%):
 Federal Home Loan Mortgage Corp.:
   815,553 7.50%, 7/1/07, Pool # E00108...........................       838,234
                                                                    ------------
 Federal National Mortgage Assoc.:
 1,240,816 6.50%, 1/1/09, Pool # 50974............................     1,238,483
 1,425,069 6.50%, 4/1/09, Pool # 250009...........................     1,422,389
 1,309,890 7.00%, 5/1/09, Pool # 250055...........................     1,327,901
   975,083 7.00%, 4/1/24, Pool # 250005...........................       974,771
 2,135,748 7.50%, 8/1/24, Pool # 250126...........................     2,179,125
                                                                    ------------
   Total Pass-through Mortgage Securities                              7,980,903
                                                                    ------------
 U. S. Treasury Bonds (4.9%):
 1,500,000 11.13%, 8/15/03........................................     1,867,890
 3,000,000 9.38%, 2/15/06.........................................     3,627,870
                                                                    ------------
 Total U. S. Treasury Bonds                                            5,495,760
                                                                    ------------
 U. S. Treasury Notes (29.5%):
 3,500,000 7.75%, 2/15/01.........................................     3,689,560
 2,500,000 7.50%, 11/15/01........................................     2,634,275
 3,000,000 7.50%, 5/15/02.........................................     3,178,380
 3,500,000 6.38%, 8/15/02.........................................     3,552,185
 3,500,000 6.25%, 2/15/03.........................................     3,533,915
 4,500,000 7.25%, 5/15/04.........................................     4,777,650
 3,000,000 7.88%, 11/15/04........................................     3,298,020
 4,000,000 7.50%, 2/15/05.........................................     4,315,680
 4,000,000 6.50%, 10/15/06........................................     4,085,000
                                                                    ------------
 Total U. S. Treasury Notes                                           33,064,665
                                                                    ------------
 Investment Companies (5.7%):
 1,049,244 Federated Short-Term U.S. Government Trust.............     1,049,244
 5,286,237 Provident Federal Fund.................................     5,286,237
                                                                    ------------
 Total Investment Companies                                            6,335,481
                                                                    ------------
 Total (Cost--$91,492,196)(a)                                       $111,671,522
                                                                    ============

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                                   BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997

----
Percentages indicated are based on net assets of $112,117,620.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

               Unrealized appreciation........ $20,551,816
               Unrealized depreciation........    (372,490)
                                               -----------
               Net unrealized appreciation.... $20,179,326
                                               ===========

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SMALL COMPANY GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1997


  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (97.0%):
 Air Transportation (1.1%):
  21,800   Expeditor International Washington, Inc. ..............   $   912,875
                                                                     -----------
 Business Equipment & Services (0.7%):
   6,400   Anchor Gaming(b).......................................       568,000
                                                                     -----------
 Business Services (2.2%):
  10,600   AccuStaff, Inc.(b).....................................       333,900
  13,300   Norrell Corp. .........................................       457,187
  20,700   Robert Half International, Inc.(b).....................       856,462
   4,500   Staff Leasing, Inc.(b).................................       110,812
                                                                     -----------
                                                                       1,758,361
                                                                     -----------
 Collectibles (1.2%):
  31,800   Action Performance Cos, Inc.(b)........................       926,175
                                                                     -----------
 Commercial Goods & Services (4.6%):
  12,150   Apollo Group, Inc.(b)..................................       514,856
  21,000   Cambridge Technology Partners, Inc.(b).................       752,062
  17,000   Sylvan Learning Systems, Inc.(b).......................       745,875
   6,600   NCO Group, Inc.(b).....................................       244,200
  23,400   Pre-paid Legal Services, Inc.(b).......................       661,050
  26,500   Superior Services, Inc.(b).............................       755,250
                                                                     -----------
                                                                       3,673,293
                                                                     -----------
 Communications Equipment (2.0%):
   9,100   Digital Microwave Corp.(b).............................       407,225
  16,500   Nice-Systems Ltd.(b)...................................       928,125
   8,000   TriQuint Semiconductor, Inc.(b)........................       291,500
                                                                     -----------
                                                                       1,626,850
                                                                     -----------
 Computers-Memory Devices (1.0%):
  46,000   Aehr Test Systems......................................       813,625
                                                                     -----------
 Computer Hardware (1.5%):
  13,700   Apex PC Solutions, Inc. ...............................       518,887
  16,500   Level One Communications, Inc.(b)......................       664,125
                                                                     -----------
                                                                       1,183,012
                                                                     -----------
 Computer Software (16.5%):
  12,700   3DLabs Inc., Ltd.(b)...................................       409,575
   6,000   Aspect Development, Inc.(b)............................       246,375
  18,000   CBT Group PLC ADR(b)...................................     1,444,500
  14,200   Ciber, Inc.(b).........................................       670,950
  12,700   Electronics for Imaginc, Inc.(b).......................       647,700
   6,700   Engineering Animation, Inc.(b).........................       255,438
   3,700   Great Plains Software, Inc.(b).........................       103,600
  15,100   Harbinger Corp.(b).....................................       549,263
  14,700   Hyperion Software Corp.(b).............................       458,456
   8,600   Imnet Systems, Inc.(b).................................       231,125
  20,700   Industri-Matematik International Corp.(b)..............       507,150
  19,800   Information Management Resources, Inc.(b)..............       564,300
  20,100   JDA Software Group, Inc.(b)............................       733,650
  18,200   Manugistics Group, Inc.(b).............................       650,650
  13,300   Pegasystems, Inc.(b)...................................       403,988
  19,200   Saville Systems Ireland PLC ADR(b).....................     1,348,800
  13,500   Smallworldwide PLC-ADR(b)..............................       276,750
  11,600   SMART Modular Technologies, Inc.(b)....................       962,800
   3,900   Transaction Systems Architects, Inc.(b)................       158,437
  18,900   Transition Systems, Inc.(b)............................       387,450
  21,000   VERITAS Software Corp.(b)..............................       922,687
  30,400   Visio Corp.(b).........................................     1,269,200
                                                                     -----------
                                                                      13,202,844
                                                                     -----------
 Computers Services (1.2%):
   9,600   Complete Business Solutions, Inc.(b)...................       273,600
   8,500   ONTRACK Data International, Inc.(b)....................       197,625
   7,450   Technology Solutions Co.(b)............................       240,262
   7,100   Whittman-Hart, Inc.(b).................................       216,550
                                                                     -----------
                                                                         928,037
                                                                     -----------
 Consumer Services (1.0%):
  20,400   Caribiner International, Inc.(b).......................       831,300
                                                                     -----------
 Consulting Service (0.1%):
   4,500   Hagler Bailly, Inc.(b).................................       114,187
                                                                     -----------
 Distribution Services (0.7%):
   5,000   Anicom, Inc.(b)........................................        83,750
   2,700   Industrial Distribution Group Inc.(b)..................        56,700
  21,200   Keystone Automotive Industries, Inc.(b)................       447,850
                                                                     -----------
                                                                         588,300
                                                                     -----------
 Educational Services (0.4%):
   7,200   Strayer Education, Inc. ...............................       327,600
                                                                     -----------

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                       SMALL COMPANY GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997


  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Electronics (3.0%):
  11,500   DSP Group, Inc.(b).....................................   $   451,375
   4,400   Galileo Technology Ltd.(b).............................       145,200
  10,500   Sawtek, Inc.(b)........................................       485,625
  26,400   Vitesse Semiconductor Corp.(b).........................     1,308,450
                                                                     -----------
                                                                       2,390,650
                                                                     -----------
 Electrical Equipment (1.9%):
  17,000   Kent Electronics Corp.(b)..............................       671,500
  19,200   Micrel, Inc.(b)........................................       812,400
                                                                     -----------
                                                                       1,483,900
                                                                     -----------
 Electronics--Integrated (0.8%):
  20,000   DII Group, Inc.(b).....................................       655,625
                                                                     -----------
 Electronic Components (4.6%):
  32,700   Jabil Circuit(b).......................................     2,141,850
   4,200   MRV Communications, Inc.(b)............................       153,300
  12,200   QLogic Corp.(b)........................................       510,875
   9,200   Semtech Corp.(b).......................................       635,950
   4,400   Spectrian Corp.(b).....................................       282,150
                                                                     -----------
                                                                       3,724,125
                                                                     -----------
 Electronic Instruments (1.9%):
   9,800   Asyst Technologies, Inc.(b)............................       435,181
     100   FARO Technologies, Inc.(b).............................         1,638
  14,500   Orbotech Ltd.(b).......................................       837,375
   4,000   Phototronics, Inc.(b)..................................       242,250
                                                                     -----------
                                                                       1,516,444
                                                                     -----------
 Entertainment (0.9%):
   6,200   Cinar Films, Inc.(b)...................................       236,375
  20,000   Speedway Motorsports, Inc.(b)..........................       491,250
                                                                     -----------
                                                                         727,625
                                                                     -----------
 Financial Services (1.7%):
  22,700   E*Trade Group, Inc.(b).................................     1,066,900
   9,850   The Money Store, Inc. .................................       280,725
                                                                     -----------
                                                                       1,347,625
                                                                     -----------
 Health Care--Information Systems (0.9%):
   8,300   DAOU Systems, Inc.(b)..................................       259,375
  14,500   IDX Systems Corp.(b)...................................       501,156
                                                                     -----------
                                                                         760,531
                                                                     -----------
 Homebuilders--Mobile Homes (0.5%):
  14,900   Oakwood Homes Corp. ...................................       422,787
                                                                     -----------
 Hotels & Gaming (3.4%):
  21,200   CapStar Hotel Co.(b)...................................       711,525
  15,900   Doubletree Corp.(b)....................................       767,175
  15,000   Signature Resorts, Inc.(b).............................       712,500
  23,900   Vistana, Inc.(b).......................................       513,850
                                                                     -----------
                                                                       2,705,050
                                                                     -----------
 Household--General Products (0.5%):
  12,400   Linens 'N Things, Inc.(b)..............................       415,400
                                                                     -----------
 Industrial Materials (0.7%):
   9,000   Zoltek Companies, Inc.(b)..............................       572,625
                                                                     -----------
 Insurance--Property/Casualty (1.7%):
  20,000   HCC Insurance Holdings, Inc. ..........................       531,250
  14,400   Vesta Insurance Group, Inc. ...........................       820,800
                                                                     -----------
                                                                       1,352,050
                                                                     -----------
 Instruments--Scientific (0.4%):
  12,800   Molecular Dynamics, Inc.(b)............................       345,600
                                                                     -----------
 Medical Equipment & Supplies (4.4%):
   7,400   ATL Ultrasound, Inc.(b)................................       345,950
  11,300   Hanger Orthopedic Group, Inc.(b).......................       168,794
  18,500   Medical Resources, Inc.(b).............................       358,438
  13,500   National Surgery Centers, Inc.(b)......................       293,625
  13,600   Sabratek Corp.(b)......................................       494,700
  21,700   Safeskin Corp.(b)......................................       962,938
  18,300   Theragenics Corp.(b)...................................       908,138
                                                                     -----------
                                                                       3,532,583
                                                                     -----------
 Medical--Biotechnology (2.5%):
   7,700   Incyte Pharmaceuticals, Inc.(b)........................       646,800
   8,900   QIAGEN N.V.(b).........................................       413,850
   6,800   Quintiles Transnational Corp.(b).......................       572,900
  15,900   Serologicals Corp.(b)..................................       361,725
                                                                     -----------
                                                                       1,995,275
                                                                     -----------
 Medical--Hospital Management Services (3.4%):
  21,600   American Oncology Resources, Inc.(b)...................       348,300
   8,400   Cerner Corp.(b)........................................       201,075
  25,752   Concentra Managed Care, Inc.(b)........................       909,368
  29,400   FPA Medical Management, Inc.(b)........................     1,010,625
   7,000   Renal Care Group, Inc.(b)..............................       252,000
                                                                     -----------
                                                                       2,721,368
                                                                     -----------

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SMALL COMPANY GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997


  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Network Software (0.1%):
   8,200   Information Management Associates(b)...................   $   100,450
                                                                     -----------
 Oil & Gas (8.6%):
  14,100   Core Laboratories N.V.(b)..............................       493,500
   7,700   Atwood Oceanics, Inc.(b)...............................       867,213
  21,200   Global Industries Ltd.(b)..............................       845,350
  35,400   Marine Drilling Cos., Inc.(b)..........................     1,106,250
  25,100   Patterson Energy, Inc.(b)..............................     1,314,613
  17,700   Petroleum Geo-Services ASA(b)..........................     1,196,963
   5,000   Reading & Bates Corp.(b)...............................       207,813
  23,800   Trico Marine Services, Inc.(b).........................       827,050
                                                                     -----------
                                                                       6,858,752
                                                                     -----------
 Oil-Field Services (0.2%):
   7,400   Eagle Geophysical, Inc.(b).............................       146,150
                                                                     -----------
 Pharmaceuticals (2.7%):
   9,900   Dura Pharmaceuticals, Inc.(b)..........................       431,888
  16,875   Medicis Pharmaceutical Corp.(b)........................       774,141
  24,700   Parexel International Corp.(b).........................       975,650
                                                                     -----------
                                                                       2,181,679
                                                                     -----------
 Publishing (0.4%):
   5,400   Applied Graphics Technologies, Inc.(b).................       303,750
                                                                     -----------
 Railroad (0.2%):
   4,800   MotivePower Industries, Inc.(b)........................       124,800
                                                                     -----------
 Restaurants (3.6%):
  27,600   CKE Restaurants, Inc. .................................     1,159,200
  19,800   Landry's Seafood Restaurants, Inc.(b)..................       581,625
  17,050   Logan's Roadhouse, Inc.(b).............................       443,300
  17,425   Papa John's International, Inc.(b).....................       595,717
   6,700   Schlotzsky's Inc.(b)...................................       126,881
                                                                     -----------
                                                                       2,906,723
                                                                     -----------
 Retail--Apparel (0.8%):
  19,000   Stein Mart, Inc.(b)....................................       622,250
                                                                     -----------
 Retail--Specialty Stores (2.2%):
   4,400   Men's Warehouse, Inc.(b)...............................       163,900
  17,400   Pacific Sunwear of California(b).......................       713,400
   7,000   Petco Animal Supplies, Inc.(b).........................       219,625
  14,100   Rexall Sundown Inc.(b).................................       643,312
                                                                     -----------
                                                                       1,740,237
                                                                     -----------
 Retail--Apparel (0.4%):
  16,600   Claire's Stores, Inc...................................       371,424
                                                                     -----------
 Retirement/Aged Care (0.8%):
  15,500   Assisted Living Concepts, Inc.(b)......................       248,000
  10,200   Sunrise Assisted Living, Inc.(b).......................       368,475
                                                                     -----------
                                                                         616,475
                                                                     -----------
 Technology (0.3%):
  12,700   Radiant Systems, Inc.(b)...............................       266,700
                                                                     -----------
 Telecommunication Services (2.8%):
  79,600   Tel-Save Holdings, Inc.(b).............................     1,915,375
   8,200   Pacific Gateway Exchange, Inc.(b)......................       320,825
                                                                     -----------
                                                                       2,236,200
                                                                     -----------
 Telecommunications (5.1%):
  12,600   Boston Technology, Inc.(b).............................       426,825
  25,900   Comverse Technology, Inc.(b)...........................     1,366,225
  25,100   Natural Microsystems Corp.(b)..........................       953,800
  13,400   Powerwave Technologies, Inc.(b)........................       519,250
  16,000   Tekelec(b).............................................       545,000
   8,300   Yurie Systems, Inc.(b).................................       300,875
                                                                     -----------
                                                                       4,111,975
                                                                     -----------
 Tobacco (0.2%):
   4,400   800-JR CIGAR, Inc.(b)..................................       154,000
                                                                     -----------
 Trucking & Shipping (0.2%):
   4,700   Swift Transportation Co., Inc.(b)......................       148,637
                                                                     -----------
 Waste Disposal (1.0%):
  22,500   American Disposal Services, Inc.(b)....................       703,125
   4,900   Waste Industries, Inc.(b)..............................       117,294
                                                                     -----------
                                                                         820,419
                                                                     -----------
   Total Common Stocks                                                77,834,343
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (2.3%):
 Federal Home Loan Mortgage Corp.:
1,853,000  0.00%*, 10/1/97........................................     1,852,704
                                                                     -----------
   Total U.S. Government Agencies                                      1,852,704
                                                                     -----------
   Total (Cost--$52,872,541)(a)                                      $79,687,047
                                                                     ===========

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                       SMALL COMPANY GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997

----
Percentages indicated are based on net assets of $80,204,719.
* Represents Discount Note
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $59,435. Cost for financial reporting purposes differs from value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion....................  $27,160,063
               Unrealized deprecia-
               tion....................     (345,557)
                                         -----------
               Net unrealized apprecia-
               tion....................  $26,814,506
                                         ===========

(b) Represents non-income producing securities
ADR - American Depository Receipt
PLC - Private Limited Company

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

INTERNATIONAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1997


  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (96.0%):
 AUSTRALIA (2.4%):
 Broadcasting (0.7%):
    72,000 News Corp. ............................................   $   368,979
                                                                     -----------
 Building & Construction (0.6%):
    80,000 CSR....................................................       327,888
                                                                     -----------
 Insurance--Multiline (0.5%):
   145,000 National Mutual Holdings...............................       244,649
                                                                     -----------
 Metals--Diversified (0.6%):
   215,000 M.I.M. Holdings........................................       263,114
    64,000 QNI....................................................        88,055
                                                                     -----------
                                                                         351,169
                                                                     -----------
 Total Australia                                                       1,292,685
                                                                     -----------
 BRAZIL (3.5%):
 Banks (1.6%):
    24,324 Unibanco(b)............................................       890,867
                                                                     -----------
 Electrical (0.9%):
    28,000 Copel(b)...............................................       483,000
                                                                     -----------
 Telecommunication Equipment (1.0%):
 4,800,000 Telebras...............................................       549,846
                                                                     -----------
 Total Brazil                                                          1,923,713
                                                                     -----------
 CHILE (0.9%):
 Metals--Diversified (0.9%):
    26,300 Cristalerias de Chile (ADR)(b).........................       484,906
                                                                     -----------
 Total Chile                                                             484,906
                                                                     -----------
 FINLAND (0.8%):
 Machinery & Equipment (0.8%):
    10,000 KCI Konecranes International...........................       414,268
                                                                     -----------
 Total Finland                                                           414,268
                                                                     -----------
 FRANCE (8.3%):
 Consumer Goods & Services (0.5%):
     8,000 Guy Degrenne SA........................................       269,579
                                                                     -----------
 Diversified Products (0.9%):
     4,000 Compagnie Generale des Eaux............................       470,650
                                                                     -----------
 Electronic Components (0.8%):
     4,500 SGS-Thompson Microelectronics NV(b)....................       424,040
                                                                     -----------
 Household--General Products (1.1%):
    24,000 Moulinex...............................................       576,513
                                                                     -----------
 Insurance--Multiline (2.4%):
     8,000 Axa-AUP................................................       536,730
    20,000 AGF-Assurances Generales de France.....................       792,284
                                                                     -----------
                                                                       1,329,014
                                                                     -----------
 Multiple Industry (0.4%):
    95,000 Chemunex SA(b).........................................       192,171
                                                                     -----------
 Photographic Equipment (0.7%):
     2,000 Grand Optical-Photoservice.............................       364,113
                                                                     -----------
 Retail--General Merchandise (0.5%):
       625 Pinault-Printemps-Redoute SA...........................       293,208
                                                                     -----------
 Tire & Rubber Products (1.0%):
    10,000 Michelin...............................................       568,085
                                                                     -----------
 Total France                                                          4,487,373
                                                                     -----------
 GERMANY (8.6%):
 Automobiles & Trucks (1.2%):
     2,000 MAN AG.................................................       631,303
                                                                     -----------
 Banks (1.7%):
    25,000 Commerzbank AG.........................................       901,660
                                                                     -----------
 Diversified Products (1.5%):
    14,000 VEBA AG................................................       816,844
                                                                     -----------
 Medical--Biotechnology (0.9%):
    14,000 Biotest AG.............................................       475,601
                                                                     -----------
 Machine--Diversified (0.9%):
    15,000 Boewe Systec AG........................................       493,436
                                                                     -----------
 Machinery & Equipment (2.4%):
       800 GEA AG.................................................       285,360
       800 GEA AG--PRF............................................       272,451
     1,630 Mannesmann AG..........................................       775,229
                                                                     -----------
                                                                       1,333,040
                                                                     -----------
 Total Germany                                                         4,651,884
                                                                     -----------
 GREAT BRITAIN (22.1%):
 Aerospace (0.7%):
    15,000 British Aerospace PLC..................................       403,083
                                                                     -----------
 Auto Parts (0.8%):
   150,000 Mayflower Corp. PLC....................................       461,601
                                                                     -----------
 Banks (4.8%):
    30,000 Abbey National PLC.....................................       462,570
    28,000 Barclays PLC...........................................       757,397

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                       INTERNATIONAL EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997


  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 GREAT BRITAIN, CONTINUED:
 Banks, continued:
   65,000  Lloyds TSB Group PLC...................................   $   876,234
   45,000  Royal Bank of Scotland Group PLC.......................       501,946
                                                                     -----------
                                                                       2,598,147
                                                                     -----------
 Food & Related (1.2%):
   65,000  Grand Metropolitan PLC.................................       621,607
                                                                     -----------
 Computer Hardware (1.0%):
   15,000  Micro Focus Group PLC(b)...............................       529,448
                                                                     -----------
 Consumer Goods & Services (0.9%):
   17,000  Unilever PLC...........................................       498,020
                                                                     -----------
 Construction Materials (0.4%):
  120,000  Bryant Group PLC.......................................       239,402
                                                                     -----------
 Diversified Products (1.7%):
   45,000  BTR PLC................................................       182,823
   25,000  Bodycote International PLC.............................       394,764
   25,000  Granada Group PLC......................................       353,773
                                                                     -----------
                                                                         931,360
                                                                     -----------
 Electrical Equipment (0.9%):
  110,000  National Grid Group PLC................................       502,874
                                                                     -----------
 Hotel Management & Related Services (0.8%):
  175,000  Jarvis Hotels PLC......................................       424,043
                                                                     -----------
 Household--General Products (0.3%):
  215,000  Limelight Group PLC(b).................................       151,080
                                                                     -----------
 Insurance--Life (0.6%):
   31,000  Prudential Corporation PLC.............................       345,785
                                                                     -----------
 Petroleum--Services (1.5%):
   55,000  British Petroleum Co. PLC..............................       831,164
                                                                     -----------
 Pharmaceuticals (1.8%):
   15,000  Glaxo Wellcome PLC.....................................       337,902
   66,000  SmithKline Beecham PLC.................................       641,298
                                                                     -----------
                                                                         979,200
                                                                     -----------
 Retail--General Merchandise (1.0%):
   40,000  Boots Company PLC......................................       567,652
                                                                     -----------
 Technology (0.6%):
   25,000  BTG PLC................................................       293,801
                                                                     -----------
 Telecommunication Equipment (1.6%):
   50,000  British Telecommunications PLC.........................       330,753
  215,000  IMS Group PLC..........................................       520,967
                                                                     -----------
                                                                         851,720
                                                                     -----------
 Transportation--Misc. (0.7%):
  160,000  NFC PLC................................................       381,235
                                                                     -----------
 Utilities--Water (0.8%):
   57,500  Yorkshire Water, PLC...................................       444,922
                                                                     -----------
 Total Great Britian                                                  12,056,144
                                                                     -----------
 HONG KONG (2.8%):
 Diversified Operations (0.8%):
   54,000  Jardine Matheson Holdings..............................       437,400
                                                                     -----------
 Machinery & Equipment (0.5%):
  350,000  First Tractor Co.(b)...................................       287,200
                                                                     -----------
 Real Estate (0.8%):
   17,000  Cheung Kong............................................       191,122
   44,000  New World Developement.................................       266,098
                                                                     -----------
                                                                         457,220
                                                                     -----------
 Utilities--Electric (0.7%):
   94,000  Hongkong Electric Holdings.............................       349,834
                                                                     -----------
 Total Hong Kong                                                       1,531,654
                                                                     -----------
 INDIA (0.8%):
 Banks (0.8%):
   20,000  State Bank of India (GDR)..............................       450,500
                                                                     -----------
 Total India                                                             450,500
                                                                     -----------
 INDONESIA (0.5%):
 Retail--General Merchandise (0.5%):
  120,000  Ramayana Lestari Sentosa...............................       247,706
                                                                     -----------
 Total Indonesia                                                         247,706
                                                                     -----------
 ITALY (3.6%):
 Petroleum--Services (1.3%):
  116,000  ENI SpA................................................       730,693
                                                                     -----------
 Telecommunication (2.3%):
   50,000  Telecom Italia Mobile SpA..............................       198,476
  155,000  Telecom Italia SpA.....................................     1,032,944
                                                                     -----------
                                                                       1,231,420
                                                                     -----------
 Total Italy                                                           1,962,113
                                                                     -----------
 JAPAN (19.3%):
 Automobiles & Truck (0.9%):
   50,000  Suzuki Motor Corp. ....................................       480,411
                                                                     -----------
 Banks (2.5%):
   96,000  Eighteenth Bank........................................       593,986
   50,000  Sanwa Bank, Ltd. ......................................       612,938

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

INTERNATIONAL EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997


  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 JAPAN, CONTINUED:
 Banks, continued:
   10,000  Sumitomo Bank Ltd. ....................................   $   150,750
                                                                     -----------
                                                                       1,357,674
                                                                     -----------
 Chemicals--Petroleum & Inorganic (1.4%):
   28,000  Shin-Etsu Chemical Co., Ltd. ..........................       769,982
                                                                     -----------
 Chemicals--Specialty (0.4%):
   80,000  Mitsui Chemicals Inc...................................       234,573
                                                                     -----------
 Cosmetics & Toiletries (0.6%):
   21,000  Shiseido Co., Ltd. ....................................       337,447
                                                                     -----------
 Electronics & Electrical (4.0%):
   21,000  Hitachi Cable, Ltd. ...................................       141,067
   60,000  Hitachi, Ltd. .........................................       521,825
    9,000  Mabuchi Motor Co., Ltd. ...............................       510,643
   29,000  Matsushita Electric Industrial Co., Ltd. ..............       523,647
    8,000  Tokyo Electron Ltd. ...................................       488,362
                                                                     -----------
                                                                       2,185,544
                                                                     -----------
 Financial Services (0.6%):
   52,000  Daiwa Securities Co Ltd. ..............................       318,728
                                                                     -----------
 Insurance--Property Casualty (0.7%):
   55,000  Sumitomo Marine & Fire.................................       380,394
                                                                     -----------
 Machinery & Equipment (1.7%):
   80,000  Amada Co., Ltd. .......................................       463,182
   22,000  Komori Corp. ..........................................       459,206
                                                                     -----------
                                                                         922,388
                                                                     -----------
 Metals--Diversified (0.5%):
   40,000  Tsubaki Nakashima Co., Ltd. ...........................       253,789
                                                                     -----------
 Motor Vehicles (0.6%):
   36,000  Yamaha Motor Co., Ltd .................................       310,113
                                                                     -----------
 Photographic Equipment (1.1%):
   15,000  Fuji Photo Film-Ord....................................       618,736
                                                                     -----------
 Precision Instruments (1.1%):
   39,000  Ricoh Company Ltd. ....................................       584,693
                                                                     -----------
 Retail--Food Stores (1.1%):
   11,000  ITO-Yokado Co., Ltd. ..................................       595,875
                                                                     -----------
 Steel (0.6%):
  230,000  NKK Corp. .............................................       308,623
                                                                     -----------
 Telecommunication Engineering (0.6%):
   85,000  C-Cube Corp. ..........................................       349,209
                                                                     -----------
 Tires & Rubber Products (0.9%):
   20,000  Bridgestone Corp. .....................................       480,411
                                                                     -----------
 Total Japan                                                          10,488,590
                                                                     -----------
 MEXICO (1.6%):
 Building & Construction (1.6%):
  170,000  Cemex(b)...............................................       881,097
                                                                     -----------
 Total Mexico                                                            881,097
                                                                     -----------
 NETHERLANDS (3.8%):
 Banks (0.6%):
    7,000  ING Grouep N.V. .......................................       321,602
                                                                     -----------
 Business Services (0.5%):
   10,800  Vedior NV-CVA..........................................       268,723
                                                                     -----------
 Electronic Components (1.4%):
    9,000  Philips Electronics....................................       761,832
                                                                     -----------
 Retail--General Merchandise (1.3%):
   12,000  Vendex International N.V. .............................       711,767
                                                                     -----------
 Total Netherlands                                                     2,063,924
                                                                     -----------
 PERU (1.1%):
 Telecommunication Services (1.1%):
   26,200  Telefonica Del Peru-Adr(b).............................       618,975
                                                                     -----------
 Total Peru                                                              618,975
                                                                     -----------
 PHILIPPINES (0.2%):
 Banks (0.2%):
   42,375  Philippine National Bank...............................        91,288
                                                                     -----------
 Total Philippines                                                        91,288
                                                                     -----------
 POLAND (0.4%):
 Banks (0.4%):
   13,334  Bank Handlowy..........................................       191,097
                                                                     -----------
 Total Poland                                                            191,097
                                                                     -----------
 SINGAPORE (2.4%):
 Banks (1.0%):
   30,000  Development Bank of Singapore..........................       305,878
   36,000  United Overseas Bank...................................       265,878
                                                                     -----------
                                                                         571,756
                                                                     -----------
 Electrical Equipment (0.6%):
  100,000  GP Batteries International.............................       309,799
                                                                     -----------
 Publishing (0.5%):
   18,000  Singapore Press Holdings...............................       264,702
                                                                     -----------

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                       INTERNATIONAL EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997


  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 SINGAPORE, CONTINUED:
 Real Estate (0.3%):
   65,000  DBS Land...............................................   $   158,037
                                                                     -----------
 Total Singapore                                                       1,304,294
                                                                     -----------
 SOUTH AFRICA (2.4%):
 Building & Construction (1.3%):
  280,000  Murray & Roberts Holdings, Ltd. .......................       714,638
                                                                     -----------
 Manufacturing (1.1%):
  115,000  Aeci, Ltd. ............................................       604,290
                                                                     -----------
 Total South Africa                                                    1,318,928
                                                                     -----------
 SPAIN (3.6%):
 Apparel (0.8%):
   13,000  Adolfo Dominguez SA(b).................................       455,788
                                                                     -----------
 Banks (1.0%):
   16,000  Banco Santander SA.....................................       524,502
                                                                     -----------
 Pharmaceuticals (0.6%):
    7,100  FAES...................................................       347,456
                                                                     -----------
 Telecommunication Equipment (1.2%):
   20,200  Telefonica de Espana...................................       635,100
                                                                     -----------
 Total Spain                                                           1,962,846
                                                                     -----------
 SWEDEN (1.6%):
 Banks (0.9%):
  20,000   Sparbanken Sverige AB-A Shares.........................       482,693
                                                                     -----------
 Medical Equipment & Supplies (0.7%):
  20,000   Getinge Industrier AB-B Shares.........................   $   375,868
                                                                     -----------
 Total Sweden                                                            858,561
                                                                     -----------
 SWITZERLAND (5.3%):
 Banks (0.8%):
   3,000   Credit Suisse Group-Registered.........................       405,916
                                                                     -----------
 Food & Related (1.5%):
     600   Nestle SA-Registered...................................       837,034
                                                                     -----------
 Medical--Biotechnology (0.5%):
   1,000   Sulzer Medica-Registered(b)............................       267,512
                                                                     -----------
 Medical Equipment & Supplies (1.4%):
     500   Novartis AG............................................       767,763
                                                                     -----------
 Pharmaceuticals (1.1%):
      70   Roche Holding AG-Genusss...............................       621,785
                                                                     -----------
 Total Switzerland                                                     2,900,010
                                                                     -----------
   Total Common Stocks                                                52,182,556
                                                                     -----------
 WARRANTS (0.0%):
   4,000   Generale des Eaux......................................         2,158
                                                                     -----------
   Total (Cost $48,563,977)(a)                                       $52,184,714
                                                                     ===========

----
Percentages indicated are based on net assets of $54,385,065.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion...................  $ 6,342,052
               Unrealized deprecia-
               tion...................   (2,721,315)
                                        -----------
               Net unrealized appreci-
               ation..................  $ 3,620,737
                                        ===========

(b) Represents non-income producing security.
ADR - American Depository Receipt
AG - Aktiengesellschaft (West German Stock Co.)
GDR - Global Depository Receipt
PLC - Public Limited Company
PRF - Preferred
SA - Societe Anonyme (French Corporation)
SpA - Societa per Azioni (Italian Corporation)

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

INTERNATIONAL EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997


At September 30, 1997, the International Equity Fund's open forward foreign currency exchange contracts were as follows:

                         DELIVERY CONTRACT CONTRACT  CONTRACT    MARKET    UNREALIZED
CURRENCY                   DATE   PRICE**   AMOUNT    VALUE      VALUE    APPRECIATION
--------                 -------- -------- -------- ---------- ---------- ------------
Long Contracts
 British Sterling
 Pound.................. 10/02/97 0.619195  35,497  $   57,328 $   57,343     $ 15
 British Sterling
 Pound.................. 10/02/97 0.619195  90,631     146,369    146,406       37
 British Sterling
 Pound.................. 10/02/97 0.619195 106,935     172,699    172,742       43
 British Sterling
 Pound.................. 10/02/97 0.619195 205,732     332,258    332,340       82
 British Sterling
 Pound.................. 10/03/97 0.618238  17,749      28,709     28,671      (38)
 U.S. Dollar............ 10/01/97 1.000000  21,402      21,402     21,402        0
 U.S. Dollar............ 10/02/97 1.000000 394,964     394,964    394,964        0
 U.S. Dollar............ 10/02/97 1.000000  26,937      26,937     26,937        0
                                                    ---------- ----------     ----
Total Long Contracts............................... $1,180,666 $1,180,805     $139
                                                    ========== ==========     ====

** Contract price is in local currency

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

1.ORGANIZATION:

  The BB&T Mutual Funds Group ("The Group") commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

  The Group is authorized to issue an unlimited number of shares without par value. The Group offers shares of the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, the Growth and Income Stock Fund, the Balanced Fund, the Small Company Growth Fund and the International Equity Fund (referred to individually as a "Fund" and collectively as the "Funds"). The Group offers three classes of shares:
  Class A Shares, Class B Shares, and Trust Shares. Class A Shares are offered with a front-end sales charge on the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, the Growth and Income Stock Fund, the Balanced Fund, the Small Company Growth Fund and the International Equity Fund (collectively, "the variable net asset value funds"). Class B Shares are offered subject to a contingent deferred sales charge which varies based on the length of time Class B Shares are held in accordance with the Prospectus. Each class of shares has identical rights and privileges except with respect to the distribution fees borne by the Class A Shares and Class B Shares, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares. Sales of shares of the Group may be made to customers of Branch Banking & Trust Company (BB&T) and its affiliates, to all accounts of correspondent banks of BB&T and to the general public. BB&T serves as investment adviser to the Group.

  The U.S. Treasury Money Market Fund (the "money market fund") seeks current income with liquidity and stability of principal. The Short-Intermediate U.S. Government Income Fund and the Intermediate U.S. Government Bond Fund seek current income consistent with preservation of capital. The North Carolina Intermediate Tax-Free Fund seeks to produce a high level of current interest income that is exempt from both federal income tax and North Carolina personal income tax. The Growth and Income Stock Fund seeks capital growth, current income or both. The Balanced Fund seeks long-term capital growth and current income. The Small Company Growth Fund seeks long-term capital appreciation. The International Equity Fund seeks long-term capital appreciation through investments primarily in equity securities of foreign issuers.

2.SIGNIFICANT ACCOUNTING POLICIES:

  The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments of the money market fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the

                                   Continued

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                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1997

  security. In addition the U.S. Treasury Money Market Fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

  Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the variable net asset value funds are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

  FOREIGN CURRENCY TRANSLATION:

  The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  The International Equity Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates on securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in exchange rates.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

  The International Equity Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying currency of certain portfolio investments. A forward foreign currency exchange contract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

  The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recognized when entering a closing or offsetting forward foreign currency contract with the same settlement date and broker.

                                   Continued

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                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1997


  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available in the International Equity Fund and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

  SECURITIES TRANSACTIONS AND RELATED INCOME:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or original issue discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  WHEN-ISSUED AND FORWARD COMMITMENTS:

  The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received. While the Funds purchased securities on a "when-issued" basis during the year, the Funds held no such securities as of September 30, 1997.

  REPURCHASE AGREEMENTS:

  Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the sellers agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system.

                                   Continued

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                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1997


  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund and the North Carolina Intermediate Tax-Free Fund. Dividends from net investment income are declared and paid monthly for the Growth and Income Stock Fund and the Balanced Fund. Dividends from net investment income are declared and paid quarterly for the Small Company Growth Fund and the International Equity Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

  These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

  As of September 30, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                             ACCUMULATED      ACCUMULATED NET
                                          UNDISTRIBUTED NET REALIZED GAIN/(LOSS)
                                          INVESTMENT INCOME    ON INVESTMENTS
                                          ----------------- --------------------
   Short-Intermediate U.S. Government
    Bond Fund............................        75,292            (57,103)
   Intermediate U.S. Government Bond
    Fund.................................        86,345            (86,270)
   Growth and Income Stock Fund..........           --                  92
   Balanced Fund.........................        11,627            (11,628)
   Small Company Growth Fund.............     1,059,151                  5
   International Equity Fund.............       118,208           (114,474)

  FEDERAL INCOME TAXES:

  It is the policy of each Fund of the Group to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  OTHER:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Group are prorated to the Funds on the basis of relative net assets. All expenses in connection

                                   Continued

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                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1997

  with the International Equity Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are being capitalized under other assets and amortized over a period of two years commencing with the initial public offering.

3.PURCHASES AND SALES OF SECURITIES:

  Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 1997 are as follows:

                                                       PURCHASES      SALES
                                                       ---------      -----
   Short-Intermediate U.S. Government Income Fund.... $107,073,359 $77,299,376
   Intermediate U.S. Government Bond Fund............ $104,175,951 $82,818,519
   North Carolina Intermediate Tax-Free Fund......... $ 40,212,817 $10,051,525
   Growth and Income Stock Fund...................... $ 88,279,212 $63,007,092
   Balanced Fund..................................... $ 35,151,222 $24,378,153
   Small Company Growth Fund......................... $ 64,127,907 $40,311,623
   International Equity Fund (a)..................... $ 63,485,710 $16,199,847

  (a) For the period from January 2, 1997 (commencement of operations) to September 30, 1997.

4.RELATED PARTY TRANSACTIONS:

  Investment advisory services are provided to the Group by BB&T. Under the terms of the investment advisory agreement, BB&T is entitled to receive fees based on a percentage of the average net assets of each of the Funds. Pursuant to a Sub-Advisory Agreement with BB&T, PNC Equity Advisors Company
  (PNC) manages the Small Company Growth Fund subject to the general supervision of the Group's Board of Trustees and BB&T. For its services, PNC is entitled to a fee, payable by BB&T, at the following annual rates as a percentage of the average daily net assets: (1) 0.50% of net assets up to $50 million, (2) 0.45% of net assets in excess of $50 million and less than or equal to $100 million, and (3) 0.40% of net assets in excess of $100 million. Pursuant to a Sub-Advisory agreement with BB&T, Castle International Asset Management Limited ("Castle International") serves as the Sub-Advisor to the International Equity Fund. Under the agreement, Castle International manages the International Equity Fund subject to the general supervision of the Group's Board of Trustees and BB&T. For it's services, Castle International is entitled to a fee, payable by BB&T, at the following annual rates as a percentage of the International Equity Funds average daily net assets: (1) 0.50% of net assets up to $50 million, (2) 0.45% of the next $50 million in net assets, and (3) 0.40% of the net assets over $100 million.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain trustees and officers of the Funds are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. Fees payable to BISYS for administration services are established under terms of the administration contract at the annual rate of 0.20% of the average daily net assets of each Fund. BISYS Ohio, serves the Funds as transfer agent and mutual fund accountant.

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               SEPTEMBER 30, 1997


  The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the Distributor of up to 0.50% and 1.00% of the average daily net assets of the Class A Shares and Class B Shares, respectively. The fees may be used by BISYS to pay banks, including the adviser, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset funds. For the year ended September 30, 1997, BISYS received $341,880 from commissions earned on sales of shares of the Funds' variable net asset value funds, of which $290,773 was allowed to affiliated broker/dealers of the Funds.

  BB&T and BISYS may voluntarily reduce or reimburse fees to assist the Funds in maintaining competitive expense ratios.

  Information regarding these transactions is as follows for the year ended September 30, 1997.

                                                                  DISTRIBUTION
                             INVESTMENT ADVISORY   ADMINISTRATION     FEES
                                     FEES               FEES        CLASS A
                            ---------------------- -------------- ------------
                               (AS A                                                      MUTUAL
                            PERCENTAGE  VOLUNTARY    VOLUNTARY     VOLUNTARY   TRANSFER    FUND
                            OF AVERAGE     FEE          FEE           FEE       AGENT   ACCOUNTING
                            NET ASSETS) REDUCTIONS   REDUCTIONS    REDUCTIONS    FEES      FEES
                            ----------- ---------- -------------- ------------ -------- ----------
   U.S. Treasury Money
    Market Fund............       0.40%         --             --      $86,964 $ 87,434   $ 88,862
   Short-Intermediate U.S.
    Government Income
    Fund...................       0.60%   $ 94,368             --      $14,429 $ 48,675   $ 42,166
   Intermediate U.S.
    Government Bond Fund...       0.60%   $135,725             --      $10,814 $ 74,070   $ 64,522
   North Carolina
    Intermediate Tax- Free
    Fund...................       0.60%   $ 61,045        $30,432      $32,462 $ 46,449   $ 31,363
   Growth and Income Stock
    Fund...................       0.74%   $698,408             --      $66,820 $146,460   $108,545
   Balanced Fund...........       0.74%   $229,694             --      $36,624 $ 99,432   $ 54,013
   Small Company Growth
    Fund...................       1.00%   $     --             --      $22,470 $126,361   $ 52,911
   International Equity
    Fund...................       1.00%   $  6,794             --      $   759 $ 55,701   $ 42,729

5.CONCENTRATION OF CREDIT RISK

  The North Carolina Intermediate Tax-Free Fund invests in debt instruments of municipal issuers. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

  The Fund invests in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At September 30, 1996, the percentage of portfolio investments by each revenue source were as follows:

                                                                     NC TAX-FREE
                                                                        FUND
                                                                     -----------
   Revenue Bonds:
     Health Care Bonds..............................................     8.0%
     Housing Bonds..................................................     0.6%
     Utility Bonds..................................................     4.4%
     General Obligation Bonds.......................................    83.4%

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               SEPTEMBER 30, 1997

6.CAPITAL SHARE TRANSACTIONS:

  Transactions in capital shares for the Fund were as follows:

                                U.S. TREASURY                 SHORT INTERMEDIATE
                              MONEY MARKET FUND           U.S. GOVERNMENT INCOME FUND
                         ----------------------------     ----------------------------
                            FOR THE        FOR THE           FOR THE        FOR THE
                          YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                         SEPTEMBER 30,  SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,
                             1997           1996              1997           1996
                         -------------  -------------     -------------  -------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares
 issued................. $  70,989,333  $  61,519,685     $    885,456   $    780,331
 Dividends reinvested...     1,246,105        893,083          256,211        292,456
 Shares redeemed........   (67,625,463)   (48,429,306)      (2,362,962)    (1,717,615)
                         -------------  -------------     ------------   ------------
 Change in net assets
 from Class A Share
 transactions........... $   4,609,975  $  13,983,462     $ (1,221,295)  $   (644,828)
                         =============  =============     ============   ============
CLASS B SHARES:
 Proceeds from shares
 issued................. $   2,616,434  $   1,957,034 (a)
 Dividends reinvested...        52,966         16,070 (a)
 Shares redeemed........    (2,472,263)      (668,319)(a)
                         -------------  -------------
 Change in net assets
 from Class B Share
 transactions........... $     197,137  $   1,304,785 (a)
                         =============  =============
TRUST SHARES:
 Proceeds from shares
 issued................. $ 403,991,788  $ 386,470,057     $ 53,763,591   $ 31,220,980
 Dividends reinvested...     1,685,849        812,451          834,332      1,155,628
 Shares redeemed........  (344,812,331)  (301,391,098)     (14,029,292)   (14,011,731)
                         -------------  -------------     ------------   ------------
 Change in net assets
 from Trust Share
 transactions........... $  60,865,306  $  85,891,410     $ 40,568,631   $ 18,364,877
                         =============  =============     ============   ============
SHARE TRANSACTIONS:
CLASS A SHARES:
 Issued.................    70,989,333     61,519,685           91,005         79,521
 Reinvested.............     1,246,105        893,083           26,322         29,675
 Redeemed...............   (67,625,371)   (48,429,306)        (242,739)      (174,736)
                         -------------  -------------     ------------   ------------
 Change in Class A
 Shares.................     4,610,067     13,983,462         (125,412)       (65,540)
                         =============  =============     ============   ============
CLASS B SHARES:
 Issued.................     2,616,434      1,957,034 (a)
 Reinvested.............        52,966         16,070 (a)
 Redeemed...............    (2,472,262)      (668,319)(a)
                         -------------  -------------
 Change in Class B
 Shares.................       197,138      1,304,785 (a)
                         =============  =============
TRUST SHARES:
 Issued.................   403,991,788    386,470,057        5,522,729      3,184,600
 Reinvested.............     1,685,849        812,451           85,431        117,290
 Redeemed...............  (344,812,331)  (301,391,098)      (1,441,912)    (1,422,732)
                         -------------  -------------     ------------   ------------
 Change in Trust
 Shares.................    60,865,306     85,891,410        4,166,248      1,879,158
                         =============  =============     ============   ============

----
(a) The Fund commenced offering Class B Shares on January 1, 1996.

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               SEPTEMBER 30, 1997

                                INTERMEDIATE              NORTH CAROLINA INTERMEDIATE
                          U.S. GOVERNMENT BOND FUND              TAX-FREE FUND
                         ----------------------------     ----------------------------
                            FOR THE        FOR THE           FOR THE        FOR THE
                          YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                         SEPTEMBER 30,  SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,
                             1997           1996              1997           1996
                         -------------  -------------     -------------  -------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares
 issued................. $  1,310,434   $    923,832      $  1,088,682    $ 1,510,448
 Dividends reinvested...      180,302        207,800           297,458        268,478
 Shares redeemed........   (1,022,240)    (2,521,905)       (1,432,371)    (1,143,115)
                         ------------   ------------      ------------    -----------
 Change in net assets
 from Class A Share
 transactions........... $    468,496   $ (1,390,273)     $    (46,231)   $   635,811
                         ============   ============      ============    ===========
CLASS B SHARES:
 Proceeds from shares
 issued................. $    335,144   $    359,519 (a)
 Dividends reinvested...       20,305          5,665 (a)
 Shares redeemed........      (97,593)        (8,010)(a)
                         ------------   ------------
 Change in net assets
 from Class B Share
 transactions........... $    257,856   $    357,174 (a)
                         ============   ============
TRUST SHARES:
 Proceeds from shares
 issued................. $ 44,016,573   $ 65,562,100      $ 43,875,824    $10,310,221
 Dividends reinvested...    3,842,953      4,476,007                --             --
 Shares redeemed........  (27,916,964)   (25,629,116)      (12,390,664)    (9,700,110)
                         ------------   ------------      ------------    -----------
 Change in net assets
 from Trust Share
 transactions........... $ 19,942,562   $ 44,408,991      $ 31,485,160    $   610,111
                         ============   ============      ============    ===========
SHARE TRANSACTIONS:
CLASS A SHARES:
 Issued.................      134,656         93,847           106,962        149,219
 Reinvested.............       18,586         21,069            29,323         26,506
 Redeemed...............     (105,409)      (258,458)         (141,088)      (112,758)
                         ------------   ------------      ------------    -----------
 Change in Class A
 Shares.................       47,833       (143,542)           (4,803)        62,967
                         ============   ============      ============    ===========
CLASS B SHARES:
 Issued.................       34,677         37,041 (a)
 Reinvested.............        2,100            591 (a)
 Redeemed...............      (10,069)          (841)(a)
                         ------------   ------------
 Change in Class B
 Shares.................       26,708         36,791 (a)
                         ============   ============
TRUST SHARES:
 Issued.................    4,529,511      6,626,544         4,336,581      1,022,116
 Reinvested.............      395,177        456,830                --             --
 Redeemed...............   (2,869,819)    (2,617,022)       (1,218,137)      (958,821)
                         ------------   ------------      ------------    -----------
 Change in Trust
 Shares.................    2,054,869      4,466,352         3,118,444         63,295
                         ============   ============      ============    ===========

----
(a) The Fund commenced offering Class B Shares on January 1, 1996.

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               SEPTEMBER 30, 1997

                         GROWTH AND INCOME STOCK FUND                BALANCED FUND
                         -------------------------------      ----------------------------
                            FOR THE          FOR THE             FOR THE        FOR THE
                           YEAR ENDED       YEAR ENDED         YEAR ENDED     YEAR ENDED
                         SEPTEMBER 30,    SEPTEMBER 30,       SEPTEMBER 30,  SEPTEMBER 30,
                              1997             1996               1997           1996
                         --------------   --------------      -------------  -------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares
 issued................. $   10,205,516   $    6,811,567      $  3,940,696   $  3,871,025
 Dividends reinvested...      1,262,092          338,523           903,966        402,738
 Shares redeemed........     (3,145,887)      (1,427,065)       (2,046,437)    (1,928,670)
                         --------------   --------------      ------------   ------------
 Change in net assets
 from Class A Share
 transactions........... $    8,321,721   $    5,723,025      $  2,798,225   $  2,345,093
                         ==============   ==============      ============   ============
CLASS B SHARES:
 Proceeds from shares
 issued................. $   10,402,303   $    3,738,136 (a)     3,538,410      2,332,596
 Dividends reinvested...        269,261           17,476 (a)       204,283         33,079
 Shares redeemed........       (596,414)         (82,260)(a)      (344,991)       (77,715)
                         --------------   --------------      ------------   ------------
 Change in net assets
 from Class B Share
 transactions........... $   10,075,150   $    3,673,352 (a)     3,397,702      2,287,960
                         ==============   ==============      ============   ============
TRUST SHARES:
 Proceeds from shares
 issued................. $  102,634,040   $   68,337,109      $ 27,037,235   $ 24,146,440
 Dividends reinvested...      7,792,090        3,190,245         4,339,486      2,035,268
 Shares redeemed........    (78,028,088)     (40,729,870)      (22,376,194)   (11,407,119)
                         --------------   --------------      ------------   ------------
 Change in net assets
 from Trust Share
 transactions........... $   32,398,042   $   30,797,484      $  9,000,527   $ 14,774,589
                         ==============   ==============      ============   ============
SHARE TRANSACTIONS:
CLASS A SHARES:
 Issued.................        603,380          477,889           311,695        334,248
 Reinvested.............         78,513           24,085            73,556         34,933
 Redeemed...............       (183,421)        (100,847)         (162,113)      (166,329)
                         --------------   --------------      ------------   ------------
 Change in Class A
 Shares.................        498,472          401,127           223,138        202,852
                         ==============   ==============      ============   ============
CLASS B SHARES:
 Issued.................        601,095          258,055 (a)       282,902        200,160
 Reinvested.............         16,806            1,200 (a)        16,642          2,850
 Redeemed...............        (33,998)          (5,567)(a)       (27,001)        (6,712)
                         --------------   --------------      ------------   ------------
 Change in Class B
 Shares.................        583,903          253,688 (a)       272,543        196,298
                         ==============   ==============      ============   ============
TRUST SHARES:
 Issued.................      6,071,972        4,851,989         2,159,650      2,102,026
 Reinvested.............        484,781          227,034           354,453        177,017
 Redeemed...............     (4,591,206)      (2,820,394)       (1,816,862)      (986,873)
                         --------------   --------------      ------------   ------------
 Change in Trust
 Shares.................      1,965,547        2,258,629           697,241      1,292,170
                         ==============   ==============      ============   ============

----
(a) The Fund commenced offering Class B Shares on January 1, 1996.

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               SEPTEMBER 30, 1997

                                                               INTERNATIONAL
                                                                  EQUITY
                                SMALL COMPANY GROWTH FUND          FUND
                               ----------------------------    -------------
                                  FOR THE        FOR THE          FOR THE
                                YEAR ENDED     YEAR ENDED      PERIOD ENDED
                               SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,
                                   1997           1996           1997 (B)
                               -------------  -------------    -------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares issued.. $ 14,389,954    $ 5,198,893      $   827,829
 Dividends reinvested.........        8,868             --            1,006
 Shares redeemed..............  (10,695,064)      (321,183)         (18,193)
                               ------------    -----------      -----------
 Change in net assets from
 Class A Share transactions... $  3,703,758    $ 4,877,710      $   810,642
                               ============    ===========      ===========
CLASS B SHARES:
 Proceeds from shares issued.. $  4,994,141    $ 2,870,037 (a)    1,177,260
 Dividends reinvested.........        4,428             -- (a)          542
 Shares redeemed..............     (584,820)       (41,375)(a)      (35,486)
                               ------------    -----------      -----------
 Change in net assets from
 Class B Share transactions... $  4,413,749    $ 2,828,662 (a)    1,142,316
                               ============    ===========      ===========
TRUST SHARES:
 Proceeds from shares issued.. $ 29,271,553    $14,870,042      $49,906,784
 Dividends reinvested.........       26,916             --           87,911
 Shares redeemed..............  (14,151,600)    (5,559,535)      (2,465,305)
                               ------------    -----------      -----------
 Change in net assets from
 Trust Share transactions..... $ 15,146,869    $ 9,310,507      $47,529,390
                               ============    ===========      ===========
SHARE TRANSACTIONS:
CLASS A SHARES:
 Issued.......................      727,199        294,124           75,712
 Reinvested...................          450             --               92
 Redeemed.....................     (536,287)       (17,579)          (1,710)
                               ------------    -----------      -----------
 Change in Class A Shares.....      191,362        276,545           74,094
                               ============    ===========      ===========
CLASS B SHARES:
 Issued.......................      263,521        155,105 (a)      108,207
 Reinvested...................          227             -- (a)           51
 Redeemed.....................      (31,401)        (2,142)(a)       (3,291)
                               ------------    -----------      -----------
 Change in Class B Shares.....      232,347        152,963 (a)      104,967
                               ============    ===========      ===========
TRUST SHARES:
 Issued.......................    1,507,565        848,861        4,858,492
 Reinvested...................        1,359             --            8,149
 Redeemed.....................     (732,330)      (295,847)        (222,783)
                               ------------    -----------      -----------
 Change in Trust Shares.......      776,594        553,014        4,643,858
                               ============    ===========      ===========

----
(a) The Fund commenced offering Class B Shares on January 1, 1996.

(b) For the period from January 2, 1997 (commencement of operations) to September 30, 1997.

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               SEPTEMBER 30, 1997

7.FEDERAL INCOME TAXES:

  The Growth & Income Stock Fund, the Balanced Fund and the Small Company Growth Fund declared $8,800,015, $2,417,221 and $54,174, respectively, in capital gain dividends from long-term capital gains for the year ended September 30, 1997.

  At September 30, 1997, the following Funds have capital loss carryforwards which are available to offset future capital gains, if any:

                               SHORT INTERMEDIATE  INTERMEDIATE   NORTH CAROLINA
                                U.S. GOVERNMENT   U.S. GOVERNMENT  INTERMEDIATE
                                  INCOME FUND        BOND FUND    TAX-FREE FUND
                               ------------------ --------------- --------------
   Expires in 2003............      $312,074        $   16,562            --
   Expires in 2004............      $990,728        $1,274,796       $65,859
   Expires in 2005............      $126,693        $  673,283            --

  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the fiscal year ended September 30, 1998. The following Funds had such losses:

                            SHORT INTERMEDIATE  INTERMEDIATE      SMALL
                             U.S. GOVERNMENT   U.S. GOVERNMENT   COMPANY
                               INCOME FUND        BOND FUND    GROWTH FUND
                            ------------------ --------------- -----------
   Post October Loss
    Deferred...............      $25,927           $20,075      $395,263

8.ELIGIBLE DISTRIBUTIONS (UNAUDITED):

  For the taxable year ended September 30, 1997, 100.00% and 30.88% of the income dividends paid by the Growth and Income Stock Fund and the Balanced Fund, respectively, qualify for the dividends received deduction available to corporations.

9.EXEMPT-INTEREST INCOME DESIGNATIONS (UNAUDITED):

  The BB&T Mutual Funds Group designates the following exempt-interest dividends for the North Carolina Intermediate Tax-Free Fund's taxable year ended September 30, 1997:

   Exempt-Interest Dividends...................  $2,363,371
   Exempt-Interest Dividends Per Share--Class
    A..........................................  $    0.401
   Exempt-Interest Dividends Per Share--Trust..  $    0.410

  100% of the exempt interest income for the North Carolina Intermediate Tax-Free Fund's taxable year ended September 30, 1997 was from North Carolina securities.

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               SEPTEMBER 30, 1997

10.SUBSEQUENT EVENTS

  Subsequent to September 30, 1997, the Group began offering six new separate Funds (each a "Fund", collectively the "New Funds"). These new funds and their first dates of offering are as follows:

        FUND                                              FIRST DATE OF OFFERING
        ----                                              ----------------------
   Prime Money Market Fund...............................    October 1, 1997
   Large Company Growth Fund.............................    October 3, 1997
   South Carolina Intermediate Tax-Free Fund.............    October 19, 1997
   Capital Manager Conservative Growth Fund..............    October 2, 1997
   Capital Manager Moderate Growth Fund..................    October 2, 1997
   Capital Manager Growth Fund...........................    October 2, 1997

  The Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund and Capital Manager Growth Fund are all Fund of Funds which purchase shares of existing Funds of the Group. These Fund of Funds currently offer only Trust shares.

11.CONVERSION OF COMMON TRUST FUNDS:

  On January 25, 1997 the Short-Intermediate U.S. Government Income Fund, the North Carolina Intermediate Tax-Free Fund and the Growth and Income Stock Fund, issued Trust Shares to acquire all of the assets and liabilities of certain common trust funds of Branch Banking and Trust on a tax-free basis. The following is a summary of shares issued, net assets converted, and net asset values per share, and unrealized appreciation as of the conversion date (amounts in thousands except per share amounts):

                                                       NET ASSET  UNREALIZED
                                  SHARES   NET ASSETS    VALUE   APPRECIATION
                                 --------- ----------- --------- ------------
   Short-Intermediate U.S. Gov-
    ernment Bond Fund........... 2,815,577 $27,395,567  $ 9.73   $   116,339
   North Carolina Intermediate
    Tax-Free Fund............... 3,469,378 $35,075,408  $10.11   $ 1,017,915
   Growth and Income Stock
    Fund........................ 2,431,697 $39,150,326  $16.10   $11,038,497

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                 U.S. TREASURY MONEY MARKET FUND
                                                                  Class A Shares

                              FINANCIAL HIGHLIGHTS

                           FOR THE YEAR ENDED SEPTEMBER
                                        30,
                          ----------------------------------    OCTOBER 5, 1992 TO
                           1997     1996     1995     1994    SEPTEMBER 30, 1993 (A)
                          -------  -------  -------  -------  ----------------------
NET ASSET VALUE,
BEGINNING OF PERIOD.....  $ 1.000  $ 1.000  $ 1.000  $ 1.000         $ 1.000
                          -------  -------  -------  -------         -------
INVESTMENT ACTIVITIES
 Net investment income..    0.044    0.044    0.047    0.027           0.026
                          -------  -------  -------  -------         -------
  Total from Investment
  Activities............    0.044    0.044    0.047    0.027           0.026
                          -------  -------  -------  -------         -------
DISTRIBUTIONS
 Net investment income..   (0.044)  (0.044)  (0.047)  (0.027)         (0.026)
                          -------  -------  -------  -------         -------
  Total Distributions...   (0.044)  (0.044)  (0.047)  (0.027)         (0.026)
                          -------  -------  -------  -------         -------
NET ASSET VALUE, END OF
PERIOD..................  $ 1.000  $ 1.000  $ 1.000  $ 1.000         $ 1.000
                          =======  =======  =======  =======         =======
Total Return............     4.50%    4.49%    4.81%    2.76%           2.60%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets, End of Pe-
 riod (000).............  $32,541  $27,931  $13,948  $ 1,486         $   279
 Ratio of expenses to
 average net assets.....     0.95%    0.99%    0.98%    0.94%           0.51%(c)
 Ratio of net investment
 income to average net
 assets.................     4.41%    4.37%    4.81%    2.89%           2.58%(c)
 Ratio of expenses to
 average net assets*....     1.25%    1.25%    1.24%    1.32%           1.32%(c)
 Ratio of net investment
 income to average net
 assets*................     4.11%    4.11%    4.55%    2.51%           1.77%(c)

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

U.S. TREASURY MONEY MARKET FUND
Class B Shares

                              FINANCIAL HIGHLIGHTS

                                      FOR THE YEAR ENDED   JANUARY 1, 1996 TO
                                      SEPTEMBER 30, 1997 SEPTEMBER 30, 1996 (A)
                                      ------------------ ----------------------
NET ASSET VALUE, BEGINNING OF
PERIOD...............................      $ 1.000              $ 1.000
                                           -------              -------
INVESTMENT ACTIVITIES
 Net investment income...............        0.036                0.025
                                           -------              -------
  Total from Investment Activities...        0.036                0.025
                                           -------              -------
DISTRIBUTIONS
 Net investment income...............       (0.036)              (0.025)
                                           -------              -------
  Total Distributions................       (0.036)              (0.025)
                                           -------              -------
NET ASSET VALUE, END OF PERIOD.......      $ 1.000              $ 1.000
                                           =======              =======
Total Return (excludes redemption
charge)..............................         3.67%                2.53%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period (000).....      $ 1,502              $ 1,305
 Ratio of expenses to average net as-
 sets................................         1.75%                1.75%(c)
 Ratio of net investment income to
 average net assets..................         3.61%                3.55%(c)

----
(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                 U.S. TREASURY MONEY MARKET FUND
                                                                    Trust Shares

                              FINANCIAL HIGHLIGHTS

                           FOR THE YEAR ENDED SEPTEMBER 30,
                          -------------------------------------    OCTOBER 5, 1992 TO
                            1997      1996      1995     1994    SEPTEMBER 30, 1993 (A)
                          --------  --------  --------  -------  ----------------------
NET ASSET VALUE, BEGIN-
NING OF PERIOD..........  $  1.000  $  1.000  $  1.000  $ 1.000         $ 1.000
                          --------  --------  --------  -------         -------
INVESTMENT ACTIVITIES
 Net investment income..     0.046     0.046     0.050    0.030           0.027
                          --------  --------  --------  -------         -------
  Total from Investment
  Activities............     0.046     0.046     0.050    0.030           0.027
                          --------  --------  --------  -------         -------
DISTRIBUTIONS
 Net investment income..    (0.046)   (0.046)   (0.050)  (0.030)         (0.027)
                          --------  --------  --------  -------         -------
  Total Distributions...    (0.046)   (0.046)   (0.050)  (0.030)         (0.027)
                          --------  --------  --------  -------         -------
NET ASSET VALUE, END OF
PERIOD..................  $  1.000  $  1.000  $  1.000  $ 1.000         $ 1.000
                          ========  ========  ========  =======         =======
Total Return............      4.71%     4.74%     5.07%    3.01%           2.70%(b)
RATIOS/SUPPLEMENTARY DA-
TA:
 Net Assets, End of
 Period (000)...........  $266,840  $205,974  $120,083  $77,464         $74,962
 Ratio of expenses to
 average net assets.....      0.75%     0.75%     0.72%    0.67%           0.38%(c)
 Ratio of net investment
 income to average net
 assets.................      4.61%     4.63%     4.97%    2.97%           2.71%(c)
 Ratio of expenses to
 average net assets*....      0.75%     0.75%     0.75%    0.83%           0.81%(c)
 Ratio of net investment
 income to average net
 assets*................      4.61%     4.63%     4.95%    2.82%           2.27%(c)

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
Class A Shares

                              FINANCIAL HIGHLIGHTS

                          FOR THE YEAR ENDED SEPTEMBER 30,
                          -----------------------------------    NOVEMBER 30, 1992 TO
                           1997     1996     1995      1994     SEPTEMBER 30, 1993 (A)
                          -------- -------- -------- --------   ----------------------
NET ASSET VALUE, BEGIN-
NING OF PERIOD..........  $  9.73  $  9.88  $  9.60  $  10.29          $ 10.00
                          -------  -------  -------  --------          -------
INVESTMENT ACTIVITIES
 Net investment income..     0.54     0.55     0.53      0.50             0.47
 Net realized and
 unrealized gains
 (losses) on
 investments............     0.03    (0.15)    0.29     (0.68)            0.30
                          -------  -------  -------  --------          -------
 Total from Investment
 Activities.............     0.57     0.40     0.82     (0.18)            0.77
                          -------  -------  -------  --------          -------
DISTRIBUTIONS
 Net investment income..    (0.54)   (0.55)   (0.54)    (0.50)           (0.48)
 Net realized gains.....       --       --       --     (0.01)              --
                          -------  -------  -------  --------          -------
 Total Distributions....    (0.54)   (0.55)   (0.54)    (0.51)           (0.48)
                          -------  -------  -------  --------          -------
NET ASSET VALUE, END OF
PERIOD..................  $  9.76  $  9.73  $  9.88  $   9.60          $ 10.29
                          =======  =======  =======  ========          =======
Total Return (excludes
sales charge)...........     6.07%    4.09%    8.74%    (1.86)%           7.80%(b)
RATIOS/SUPPLEMENTARY DA-
TA:
 Net Assets, End of
 Period (000)...........  $ 5,151  $ 6,356  $ 7,102  $ 10,345          $14,915
 Ratio of expenses to
 average net assets.....     1.11%    1.19%    1.17%     0.89%            0.56%(c)
 Ratio of net investment
 income to average net
 assets.................     5.60%    5.55%    5.50%     5.01%            5.43%(c)
 Ratio of expenses to
 average net assets*....     1.46%    1.54%    1.58%     1.58%            1.56%(c)
 Ratio of net investment
 income to average net
 assets*................     5.25%    5.20%    5.09%     4.32%            4.42%(c)
 Portfolio Turnover
 (d)....................    87.99%   54.82%  106.81%     7.06%           14.06%

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                                                                    Trust Shares

                              FINANCIAL HIGHLIGHTS

                          FOR THE YEAR ENDED SEPTEMBER 30,
                          -----------------------------------    NOVEMBER 30, 1992 TO
                            1997     1996     1995     1994     SEPTEMBER 30, 1993 (A)
                          --------  -------  -------  -------   ----------------------
NET ASSET VALUE, BEGIN-
NING OF PERIOD..........  $   9.74  $  9.89  $  9.61  $ 10.30          $ 10.00
                          --------  -------  -------  -------          -------
INVESTMENT ACTIVITIES
 Net investment income..      0.57     0.57     0.56     0.52             0.49
 Net realized and
 unrealized gains
 (losses) on
 investments............      0.03    (0.15)    0.28    (0.68)            0.30
                          --------  -------  -------  -------          -------
  Total from Investment
  Activities............      0.60     0.42     0.84    (0.16)            0.79
                          --------  -------  -------  -------          -------
DISTRIBUTIONS
Net investment income...     (0.57)   (0.57)   (0.56)   (0.52)           (0.49)
Net realized gains......        --       --       --    (0.01)              --
                          --------  -------  -------  -------          -------
  Total Distributions...     (0.57)   (0.57)   (0.56)   (0.53)           (0.49)
                          --------  -------  -------  -------          -------
NET ASSET VALUE, END OF
PERIOD..................  $   9.77  $  9.74  $  9.89  $  9.61          $ 10.30
                          ========  =======  =======  =======          =======
Total Return............      6.33%    4.36%    9.01%   (1.66)%           8.01%(b)
RATIOS/SUPPLEMENTARY DA-
TA:
Net Assets, End of Pe-
riod (000)..............  $103,523  $62,621  $45,005  $38,208          $34,646
Ratio of expenses to av-
erage net assets........      0.86%    0.93%    0.93%    0.71%            0.39%(c)
Ratio of net investment
income to average net
assets..................      5.85%    5.81%    5.78%    5.20%            5.60%(c)
Ratio of expenses to av-
erage net assets*.......      0.96%    1.03%    1.08%    1.08%            1.05%(c)
Ratio of net investment
income to average net
assets*.................      5.75%    5.71%    5.64%    4.83%            4.94%(c)
Portfolio Turnover(d)...     87.99%   54.82%  106.81%    7.06%           14.06%

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

INTERMEDIATE U.S. GOVERNMENT BOND FUND
Class A Shares

                              FINANCIAL HIGHLIGHTS

                           FOR THE YEAR ENDED SEPTEMBER 30,
                          --------------------------------------     OCTOBER 9, 1992 TO
                            1997      1996      1995      1994     SEPTEMBER 30, 1993 (A)
                          --------  --------  --------  --------   ----------------------
NET ASSET VALUE, BEGIN-
NING OF PERIOD..........  $   9.63  $   9.88  $   9.33  $  10.39           $10.00
                          --------  --------  --------  --------           ------
INVESTMENT ACTIVITIES
 Net investment income..      0.53      0.56      0.59      0.59             0.63
 Net realized and
 unrealized gains (loss-
 es) on investments.....      0.21     (0.25)     0.55     (1.04)            0.39
                          --------  --------  --------  --------           ------
  Total from Investment
  Activities............      0.74      0.31      1.14     (0.45)            1.02
                          --------  --------  --------  --------           ------
DISTRIBUTIONS
 Net investment income..     (0.53)    (0.56)    (0.59)    (0.59)           (0.63)
 Net realized gains.....        --        --        --     (0.02)              --
                          --------  --------  --------  --------           ------
  Total Distributions...     (0.53)    (0.56)    (0.59)    (0.61)           (0.63)
                          --------  --------  --------  --------           ------
NET ASSET VALUE, END OF
PERIOD..................  $   9.84  $   9.63  $   9.88  $   9.33           $10.39
                          ========  ========  ========  ========           ======
Total Return (excludes
sales charge)...........      7.93%     3.17%    12.63%    (4.48)%          10.53%(b)
RATIOS/SUPPLEMENTARY DA-
TA:
 Net Assets, End of Pe-
 riod (000).............  $  4,211  $  3,659  $  5,173  $  6,772           $5,238
 Ratio of expenses to
 average net assets.....      1.12%     1.13%     1.09%     0.96%            0.59%(c)
 Ratio of net investment
 income to average net
 assets.................      5.49%     5.68%     6.22%     6.03%            6.26%(c)
 Ratio of expenses to
 average net assets*....      1.47%     1.48%     1.50%     1.56%            1.55%(c)
 Ratio of net investment
 income to average net
 assets*................      5.14%     5.33%     5.81%     5.43%            5.30%(c)
 Portfolio Turnover(d)..     62.45%    76.29%    68.91%     0.38%           15.27%

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND
                                                                  Class B Shares

                              FINANCIAL HIGHLIGHTS

                                       FOR THE YEAR ENDED   JANUARY 1, 1996 TO
                                       SEPTEMBER 30, 1997 SEPTEMBER 30, 1996 (A)
                                       ------------------ ----------------------
NET ASSET VALUE, BEGINNING OF
PERIOD...............................        $ 9.60               $10.17
                                             ------               ------
INVESTMENT ACTIVITIES
 Net investment income...............          0.46                 0.31
 Net realized and unrealized gains
 (losses) on investments.............          0.21                (0.57)
                                             ------               ------
  Total from Investment Activities...          0.67                (0.26)
                                             ------               ------
DISTRIBUTIONS
 Net investment income...............         (0.46)               (0.31)
                                             ------               ------
  Total Distributions................         (0.46)               (0.31)
                                             ------               ------
NET ASSET VALUE, END OF PERIOD.......        $ 9.81               $ 9.60
                                             ======               ======
Total Return (excludes redemption
charge)..............................          7.14%               (2.48)%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period (000).....        $  623               $  353
 Ratio of expenses to average net as-
 sets................................          1.87%                1.85%(c)
 Ratio of net investment income to
 average net assets..................          4.74%                5.01%(c)
 Ratio of expenses to average net as-
 sets*...............................          1.97%                1.95%(c)
 Ratio of net investment income to
 average net assets*.................          4.64%                4.91%(c)
 Portfolio Turnover (d)..............         62.45%               76.29%

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

INTERMEDIATE U.S. GOVERNMENT BOND FUND
Trust Shares

                              FINANCIAL HIGHLIGHTS

                          FOR THE YEAR ENDED SEPTEMBER 30,
                          ------------------------------------     OCTOBER 9, 1992 TO
                            1997      1996     1995     1994     SEPTEMBER 30, 1993 (A)
                          --------  --------  -------  -------   ----------------------
NET ASSET VALUE,
BEGINNING OF PERIOD.....  $   9.64  $   9.89  $  9.34  $ 10.40          $ 10.00
                          --------  --------  -------  -------          -------
INVESTMENT ACTIVITIES
 Net investment income..      0.56      0.58     0.61     0.62             0.64
 Net realized and
 unrealized gains (loss-
 es) on investments.....      0.21     (0.25)    0.55    (1.04)            0.40
                          --------  --------  -------  -------          -------
 Total from Investment
 Activities.............      0.77      0.33     1.16    (0.42)            1.04
                          --------  --------  -------  -------          -------
DISTRIBUTIONS
 Net investment income..     (0.56)    (0.58)   (0.61)   (0.62)           (0.64)
 Net realized gains.....        --        --       --    (0.02)              --
                          --------  --------  -------  -------          -------
 Total Distributions....     (0.56)    (0.58)   (0.61)   (0.64)           (0.64)
                          --------  --------  -------  -------          -------
NET ASSET VALUE, END OF
PERIOD..................  $   9.85  $   9.64  $  9.89  $  9.34          $ 10.40
                          ========  ========  =======  =======          =======
Total Return............      8.20%     3.43%   12.91%   (4.23)%          10.76%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets, End of Pe-
 riod (000).............  $142,545  $119,633  $78,578  $68,451          $59,816
 Ratio of expenses to
 average net assets.....      0.87%     0.87%    0.85%    0.70%            0.39%(c)
 Ratio of net investment
 income to average net
 assets.................      5.74%     5.94%    6.43%    6.27%            6.45%(c)
 Ratio of expenses to
 average net assets*....      0.97%     0.97%    1.00%    1.06%            1.03%(c)
 Ratio of net investment
 income to average net
 assets*................      5.64%     5.84%    6.28%    5.91%            5.82%(c)
 Portfolio Turnover(d)..     62.45%    76.29%   68.91%    0.38%           15.27%

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                                                                  Class A Shares

                              FINANCIAL HIGHLIGHTS

                          FOR THE YEAR ENDED SEPTEMBER 30,
                          -----------------------------------    OCTOBER 16, 1992 TO
                           1997     1996     1995      1994     SEPTEMBER 30, 1993 (A)
                          -------- -------- -------- --------   ----------------------
NET ASSET VALUE,
BEGINNING OF PERIOD.....  $ 10.05  $ 10.15  $  9.78  $  10.29          $ 10.00
                          -------  -------  -------  --------          -------
INVESTMENT ACTIVITIES
 Net investment income..     0.40     0.36     0.36      0.36             0.36
 Net realized and
 unrealized gains (loss-
 es) on investments.....     0.22    (0.10)    0.37     (0.50)            0.29
                          -------  -------  -------  --------          -------
 Total from Investment
 Activities.............     0.62     0.26     0.73     (0.14)            0.65
                          -------  -------  -------  --------          -------
DISTRIBUTIONS
 Net investment income..    (0.40)   (0.36)   (0.36)    (0.36)           (0.36)
 Net realized gains.....       --       --       --     (0.01)              --
                          -------  -------  -------  --------          -------
 Total Distributions....    (0.40)   (0.36)   (0.36)    (0.37)           (0.36)
                          -------  -------  -------  --------          -------
NET ASSET VALUE, END OF
PERIOD..................  $ 10.27  $ 10.05  $ 10.15  $   9.78          $ 10.29
                          =======  =======  =======  ========          =======
Total Return (excludes
sales charge)...........     6.28%    2.61%    7.61%    (1.33)%           6.60%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets, End of Pe-
 riod (000).............  $ 9,419  $ 9,261  $ 8,717  $ 11,083          $13,695
 Ratio of expenses to
 average net assets.....     1.00%    1.11%    1.05%     0.75%            0.43%(c)
 Ratio of net investment
 income to average net
 assets.................     3.94%    3.58%    3.63%     3.63%            3.80%(c)
 Ratio of expenses to
 average net assets*....     1.50%    1.61%    1.63%     1.66%            1.77%(c)
 Ratio of net investment
 income to average net
 assets*................     3.44%    3.08%    3.05%     2.72%            2.45%(c)
 Portfolio Turnover
 (d)....................    16.98%   20.90%    9.38%     0.56%            5.92%

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
Trust Shares

                              FINANCIAL HIGHLIGHTS

                           FOR THE YEAR ENDED SEPTEMBER 30,
                          --------------------------------------    OCTOBER 16, 1992 TO
                            1997      1996      1995      1994     SEPTEMBER 30, 1993 (A)
                          --------  --------  --------  --------   ----------------------
NET ASSET VALUE, BEGIN-
NING OF PERIOD..........  $  10.05  $  10.15  $   9.78  $  10.29          $ 10.00
                          --------  --------  --------  --------          -------
INVESTMENT ACTIVITIES
 Net investment income..      0.41      0.38      0.37      0.38             0.36
 Net realized and
 unrealized gains (loss-
 es) on investments.....      0.22     (0.10)     0.37     (0.50)            0.29
                          --------  --------  --------  --------          -------
 Total from Investment
 Activities.............      0.63      0.28      0.74     (0.12)            0.65
                          --------  --------  --------  --------          -------
DISTRIBUTIONS
 Net investment income..     (0.41)    (0.38)    (0.37)    (0.38)           (0.36)
 Net realized gains.....        --        --        --     (0.01)              --
                          --------  --------  --------  --------          -------
 Total Distributions....     (0.41)    (0.38)    (0.37)    (0.39)           (0.36)
                          --------  --------  --------  --------          -------
Net Asset Value, End of
Period..................  $  10.27  $  10.05  $  10.15  $   9.78          $ 10.29
                          ========  ========  ========  ========          =======
Total Return............      6.43%     2.77%     7.77%    (1.18)%           6.62%(b)
RATIOS/SUPPLEMENTARY DA-
TA:
 Net Assets, End of Pe-
 riod (000).............  $ 61,120  $ 28,443  $ 28,091  $ 27,770          $20,128
 Ratio of expenses to
 average net assets.....      0.85%     0.96%     0.91%     0.63%            0.42%(c)
 Ratio of net investment
 income to average net
 assets.................      4.13%     3.72%     3.78%     3.77%            3.80%(c)
 Ratio of expenses to
 average net assets*....      1.00%     1.11%     1.13%     1.17%            1.30%(c)
 Ratio of net investment
 income to average net
 assets*................      3.98%     3.57%     3.55%     3.24%            2.92%(c)
 Portfolio Turnover
 (d)....................     16.98%    20.90%     9.38%     0.56%            5.92%

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                    GROWTH AND INCOME STOCK FUND
                                                                  Class A Shares

                              FINANCIAL HIGHLIGHTS

                           FOR THE YEAR ENDED SEPTEMBER
                                       30,
                          ---------------------------------    OCTOBER 9, 1992 TO
                           1997     1996     1995     1994   SEPTEMBER 30, 1993 (A)
                          -------  -------  -------  ------  ----------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $ 15.31  $ 12.97  $ 11.26  $11.26          $10.00
                          -------  -------  -------  ------          ------
INVESTMENT ACTIVITIES
 Net investment income..     0.26     0.26     0.25    0.25            0.28
 Net realized and
 unrealized gains (loss-
 es) on investments.....     5.30     2.43     1.98    0.12            1.27
                          -------  -------  -------  ------          ------
  Total from Investment
  Activities............     5.56     2.69     2.23    0.37            1.55
                          -------  -------  -------  ------          ------
DISTRIBUTIONS
 Net investment income..    (0.26)   (0.26)   (0.25)  (0.26)          (0.29)
 Net realized gains.....    (0.63)   (0.09)   (0.12)  (0.11)             --
 In excess of net real-
 ized gains.............       --       --    (0.15)     --              --
                          -------  -------  -------  ------          ------
  Total Distributions...    (0.89)   (0.35)   (0.52)  (0.37)          (0.29)
                          -------  -------  -------  ------          ------
NET ASSET VALUE, END OF
PERIOD..................  $ 19.98  $ 15.31  $ 12.97  $11.26          $11.26
                          =======  =======  =======  ======          ======
Total Return (excludes
sales charge)...........    37.80%   20.97%   20.62%   3.33%          15.72%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets, End of Pe-
 riod (000).............  $34,679  $18,949  $10,842  $7,973          $6,009
 Ratio of expenses to
 average net assets.....     1.09%    1.11%    1.07%   0.92%           0.63%(c)
 Ratio of net investment
 income to average net
 assets.................     1.52%    1.82%    2.15%   2.26%           2.85%(c)
 Ratio of expenses to
 average net assets*....     1.58%    1.60%    1.60%   1.65%           1.68%(c)
 Ratio of net investment
 income to average net
 assets*................     1.03%    1.33%    1.62%   1.52%           1.81%(c)
 Portfolio Turnover(d)..    22.66%   19.82%    8.73%  21.30%          27.17%
 Average commission
 rate(e)................  $0.0637  $0.0721

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

GROWTH AND INCOME STOCK FUND
Class B Shares

                              FINANCIAL HIGHLIGHTS

                                       FOR THE YEAR ENDED   JANUARY 1, 1996 TO
                                       SEPTEMBER 30, 1997 SEPTEMBER 30, 1996 (A)
                                       ------------------ ----------------------
NET ASSET VALUE, BEGINNING OF PERI-
OD...................................       $ 15.29               $13.78
                                            -------               ------
INVESTMENT ACTIVITIES
 Net investment income...............          0.13                 0.13
 Net realized and unrealized gains
 (losses) on investments.............          5.28                 1.52
                                            -------               ------
  Total from Investment Activities...          5.41                 1.65
                                            -------               ------
DISTRIBUTIONS
 Net investment income...............         (0.14)               (0.14)
 Net realized gains..................         (0.63)                  --
                                            -------               ------
  Total Distributions................         (0.77)               (0.14)
                                            -------               ------
NET ASSET VALUE, END OF PERIOD              $ 19.93               $15.29
                                            =======               ======
Total Return (excludes redemption
charge)..............................         36.70%               12.01%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period (000).....       $16,690               $3,880
 Ratio of expenses to average net as-
 sets................................          1.84%                1.85%(c)
 Ratio of net investment income to
 average net assets..................          0.77%                1.13%(c)
 Ratio of expenses to average net as-
 sets*...............................          2.08%                2.09%(c)
 Ratio of net investment income to
 average net assets*.................          0.53%                0.89%(c)
 Portfolio Turnover(d)...............         22.66%               19.82%
 Average commission rate(e)..........       $0.0637               0.0721

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                    GROWTH AND INCOME STOCK FUND
                                                                    Trust Shares

                              FINANCIAL HIGHLIGHTS

                                                                   OCTOBER 9,
                            FOR THE YEAR ENDED SEPTEMBER 30,         1992 TO
                           -------------------------------------  SEPTEMBER 30,
                             1997      1996      1995     1994      1993 (A)
                           --------  --------  --------  -------  -------------
NET ASSET VALUE, BEGIN-
NING OF PERIOD...........  $  15.34  $  12.99  $  11.28  $ 11.28     $ 10.00
                           --------  --------  --------  -------     -------
INVESTMENT ACTIVITIES
 Net investment income...      0.30      0.29      0.28     0.28        0.30
 Net realized and
 unrealized gains (loss-
 es) on investments......      5.31      2.44      1.98     0.11        1.28
                           --------  --------  --------  -------     -------
  Total from Investment
  Activities.............      5.61      2.73      2.26     0.39        1.58
                           --------  --------  --------  -------     -------
DISTRIBUTIONS
 Net investment income...     (0.30)    (0.29)    (0.28)   (0.28)      (0.30)
 Net realized gains......     (0.63)    (0.09)    (0.12)   (0.11)         --
 In excess of net real-
 ized gains..............        --        --     (0.15)      --          --
                           --------  --------  --------  -------     -------
  Total Distributions....     (0.93)    (0.38)    (0.55)   (0.39)      (0.30)
                           --------  --------  --------  -------     -------
NET ASSET VALUE, END OF
PERIOD...................  $  20.02  $  15.34  $  12.99  $ 11.28     $ 11.28
                           ========  ========  ========  =======     =======
Total Return.............     38.13%    21.31%    20.88%    3.58%      16.06%(b)
RATIOS/SUPPLEMENTARY DA-
TA:
 Net Assets, End of Pe-
 riod (000)..............  $308,984  $206,659  $145,603  $89,355     $82,358
 Ratio of expenses to av-
 erage net assets........      0.84%     0.86%     0.82%    0.66%       0.40%(c)
 Ratio of net investment
 income to average net
 assets..................      1.77%     2.07%     2.40%    2.51%       3.08%(c)
 Ratio of expenses to av-
 erage net assets*.......      1.08%     1.10%     1.10%    1.15%       1.17%(c)
 Ratio of net investment
 income to average net
 assets*.................      1.53%     1.83%     2.11%    2.02%       2.31%(c)
 Portfolio Turnover(d)...     22.66%    19.82%     8.73%   21.30%      27.17%
 Average commission
 rate(e).................  $ 0.0637  $ 0.0721

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

BALANCED FUND
Class A Shares

                              FINANCIAL HIGHLIGHTS

                                                                     JULY 1,
                           FOR THE YEAR ENDED SEPTEMBER 30,          1993 TO
                           -------------------------------------  SEPTEMBER 30,
                             1997      1996     1995     1994       1993 (A)
                           --------  --------  -------- --------  -------------
NET ASSET VALUE, BEGIN-
NING OF PERIOD...........  $  11.96  $  11.04  $  9.76  $ 10.20      $10.00
                           --------  --------  -------  -------      ------
INVESTMENT ACTIVITIES
 Net investment income...      0.45      0.43     0.44     0.38        0.08
 Net realized and
 unrealized gains (loss-
 es) on investments......      2.04      0.92     1.27    (0.44)       0.21
                           --------  --------  -------  -------      ------
  Total from Investment
  Activities.............      2.49      1.35     1.71    (0.06)       0.29
                           --------  --------  -------  -------      ------
DISTRIBUTIONS
 Net investment income...     (0.45)    (0.43)   (0.43)   (0.38)      (0.09)
 Net realized gains......     (0.37)       --       --       --          --
                           --------  --------  -------  -------      ------
  Total Distributions....     (0.82)    (0.43)   (0.43)   (0.38)      (0.09)
                           --------  --------  -------  -------      ------
NET ASSET VALUE, END OF
PERIOD...................  $  13.63  $  11.96  $ 11.04  $  9.76      $10.20
                           ========  ========  =======  =======      ======
Total Return (excludes
sales charge)............     21.76%    12.43%   18.00%   (0.64)%      2.88%(b)
RATIOS/SUPPLEMENTARY DA-
TA:
 Net Assets, End of Pe-
 riod (000)..............  $ 17,234  $ 12,456  $ 9,257  $ 8,560      $2,569
 Ratio of expenses to av-
 erage net assets........      1.18%     1.20%    1.17%    0.98%       0.50%(c)
 Ratio of net investment
 income to average net
 assets..................      3.63%     3.78%    4.27%    4.02%       4.39%(c)
 Ratio of expenses to av-
 erage net assets*.......      1.67%     1.69%    1.71%    1.75%       2.00%(c)
 Ratio of net investment
 income to average net
 assets*.................      3.14%     3.29%    3.73%    3.25%       2.89%(c)
 Portfolio Turnover(d)...     27.07%    19.87%   23.68%   12.91%       8.32%
 Average commission
 rate(e).................  $ 0.0658  $ 0.0749

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                                   BALANCED FUND
                                                                  Class B Shares

                              FINANCIAL HIGHLIGHTS

                                                    FOR THE YEAR   JANUARY 1,
                                                        ENDED        1996 TO
                                                    SEPTEMBER 30, SEPTEMBER 30,
                                                        1997        1996 (A)
                                                    ------------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $ 11.91       $ 11.54
                                                       -------       -------
INVESTMENT ACTIVITIES
 Net investment income............................        0.36          0.27
 Net realized and unrealized gains (losses) on in-
 vestments........................................        2.04          0.37
                                                       -------       -------
  Total from Investment Activities................        2.40          0.64
                                                       -------       -------
DISTRIBUTIONS
 Net investment income............................       (0.37)        (0.27)
 Net realized gains...............................       (0.37)           --
                                                       -------       -------
  Total Distributions.............................       (0.74)        (0.27)
                                                       -------       -------
NET ASSET VALUE, END OF PERIOD....................     $ 13.57       $ 11.91
                                                       =======       =======
Total Return (excludes redemption charge).........       20.90%         5.67%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period (000)..................     $ 6,360       $ 2,339
 Ratio of expenses to average net assets..........        1.93%         1.95%(c)
 Ratio of net investment income to average net as-
 sets.............................................        2.88%         3.13%(c)
 Ratio of expenses to average net assets*.........        2.17%         2.18%(c)
 Ratio of net investment income to average net as-
 sets*............................................        2.64%         2.90%(c)
 Portfolio Turnover(d)............................       27.07%        19.87%
 Average commission rate(e).......................     $0.0658       $0.0749

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

BALANCED FUND
Trust Shares

                              FINANCIAL HIGHLIGHTS

                           FOR THE YEAR ENDED SEPTEMBER 30,
                          --------------------------------------      JULY 1, 1993 TO
                            1997      1996      1995      1994     SEPTEMBER 30, 1993 (A)
                          --------  --------  --------  --------   ----------------------
NET ASSET VALUE, BEGIN-
NING OF PERIOD..........  $  11.93  $  11.01  $   9.74  $  10.18          $ 10.00
                          --------  --------  --------  --------          -------
INVESTMENT ACTIVITIES
 Net investment income..      0.49      0.46      0.46      0.40             0.09
 Net realized and
 unrealized gains (loss-
 es) on investments.....      2.04      0.92      1.27     (0.44)            0.18
                          --------  --------  --------  --------          -------
  Total from Investment
  Activities............      2.53      1.38      1.73     (0.04)            0.27
                          --------  --------  --------  --------          -------
DISTRIBUTIONS
 Net investment income..     (0.49)    (0.46)    (0.46)    (0.40)           (0.09)
 Net realized gains.....     (0.37)       --        --        --               --
                          --------  --------  --------  --------          -------
  Total Distributions...     (0.86)    (0.46)    (0.46)    (0.40)           (0.09)
                          --------  --------  --------  --------          -------
NET ASSET VALUE, END OF
PERIOD..................  $  13.60  $  11.93  $  11.01  $   9.74          $ 10.18
                          ========  ========  ========  ========          =======
Total Return............     22.11%    12.74%    18.23%    (0.42)%           2.74%(b)
RATIOS/SUPPLEMENTARY DA-
TA:
 Net Assets, End of Pe-
 riod (000).............  $ 88,524  $ 69,374  $ 49,794  $ 39,715          $20,374
 Ratio of expenses to
 average net assets.....      0.93%     0.95%     0.92%     0.73%            0.44%(c)
 Ratio of net investment
 income to average net
 assets.................      3.88%     4.03%     4.51%     4.22%            4.44%(c)
 Ratio of expenses to
 average net assets*....      1.17%     1.19%     1.21%     1.25%            1.47%(c)
 Ratio of net investment
 income to average net
 assets*................      3.64%     3.79%     4.22%     3.70%            3.42%(c)
 Portfolio Turnover(d)..     27.07%    19.87%    23.68%    12.91%            8.32%
 Average commission
 rate(e)................  $ 0.0658  $ 0.0749

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                       SMALL COMPANY GROWTH FUND
                                                                  Class A Shares

                              FINANCIAL HIGHLIGHTS

                                         FOR THE YEAR ENDED       DECEMBER 7,
                                            SEPTEMBER 30,           1994 TO
                                         ---------------------   SEPTEMBER 30,
                                           1997        1996        1995 (A)
                                         ---------   ---------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD...  $   21.06   $   14.53      $10.00
                                         ---------   ---------      ------
INVESTMENT ACTIVITIES
 Net investment income.................      (0.15)      (0.20)      (0.08)
 Net realized and unrealized gains
 (losses) on investments...............       2.44        6.73        4.61
                                         ---------   ---------      ------
  Total from Investment Activities.....       2.29        6.53        4.53
                                         ---------   ---------      ------
DISTRIBUTIONS
 In excess of net realized gains.......      (0.02)         --          --
                                         ---------   ---------      ------
  Total Distributions..................      (0.02)         --          --
                                         ---------   ---------      ------
NET ASSET VALUE, END OF PERIOD.........  $   23.33   $   21.06      $14.53
                                         =========   =========      ======
Total Return (excludes sales charge)...      10.90%      44.94%      45.30%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period (000).......  $  12,676   $   7,413      $1,096
 Ratio of expenses to average net as-
 sets..................................       1.89%       2.01%       2.50%(c)
 Ratio of net investment income to av-
 erage net assets......................      (1.29)%     (1.26)%     (1.56)%(c)
 Ratio of expenses to average net as-
 sets*.................................       2.14%       2.26%       2.84%(c)
 Ratio of net investment income to av-
 erage net assets*.....................      (1.54)%     (1.51)%     (1.90)%(c)
 Portfolio Turnover(d).................      80.66%      71.62%      46.97%
 Average commission rate(e)............  $  0.0570   $  0.0562

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SMALL COMPANY GROWTH FUND
Class B Shares

                              FINANCIAL HIGHLIGHTS

                                                   FOR THE YEAR   JANUARY 1,
                                                       ENDED        1996 TO
                                                   SEPTEMBER 30, SEPTEMBER 30,
                                                       1997        1996 (A)
                                                   ------------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD.............     $ 20.92       $ 15.24
                                                      -------       -------
INVESTMENT ACTIVITIES
 Net investment income...........................       (0.20)        (0.21)
 Net realized and unrealized gains (losses) on
 investments.....................................        2.32          5.89
                                                      -------       -------
  Total from Investment Activities...............        2.12          5.68
                                                      -------       -------
DISTRIBUTIONS
 In excess of net realized gains.................       (0.02)           --
                                                      -------       -------
  Total Distributions............................       (0.02)           --
                                                      -------       -------
NET ASSET VALUE, END OF PERIOD...................     $ 23.02       $ 20.92
                                                      =======       =======
Total Return (excludes redemption charge)........       10.16%        37.27%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period (000).................     $ 8,869       $ 3,200
 Ratio of expenses to average net assets.........        2.64%         2.72%(c)
 Ratio of net investment income to average net
 assets..........................................       (2.04)%       (2.01)%(c)
 Portfolio Turnover(d)...........................       80.66%        71.62%
 Average commission rate(e)......................     $0.0570       $0.0562

----
(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                       SMALL COMPANY GROWTH FUND
                                                                    Trust Shares

                              FINANCIAL HIGHLIGHTS

                                  FOR THE YEAR ENDED
                                     SEPTEMBER 30,
                                  ---------------------    DECEMBER 7, 1994 TO
                                    1997        1996      SEPTEMBER 30, 1995 (A)
                                  ---------   ---------   ----------------------
NET ASSET VALUE, BEGINNING OF
PERIOD..........................  $   21.18   $   14.57          $ 10.00
                                  ---------   ---------          -------
INVESTMENT ACTIVITIES
 Net investment income..........      (0.11)      (0.17)           (0.07)
 Net realized and unrealized
 gains (losses) on investments..       2.47        6.78             4.64
                                  ---------   ---------          -------
  Total from Investment Activi-
  ties..........................       2.36        6.61             4.57
                                  ---------   ---------          -------
DISTRIBUTIONS
 In excess of net realized
 gains..........................      (0.02)         --               --
                                  ---------   ---------          -------
  Total Distributions...........      (0.02)         --               --
                                  ---------   ---------          -------
NET ASSET VALUE, END OF PERIOD..  $   23.52   $   21.18          $ 14.57
                                  =========   =========          =======
Total Return....................      11.17%      45.37%           45.70%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period
 (000)..........................  $  58,660   $  36,373          $16,962
 Ratio of expenses to average
 net assets.....................       1.64%       1.79%            2.33%(c)
 Ratio of net investment income
 to average net assets..........      (1.04)%     (1.00)%          (1.34)%(c)
 Ratio of expenses to average
 net assets*....................       1.64%       1.79%            2.24%(c)
 Ratio of net investment income
 to average net assets*.........      (1.04)%     (1.00)%          (1.43)%(c)
 Portfolio Turnover(d)..........      80.66%      71.62%           46.97%
 Average commission rate(e).....  $  0.0570   $  0.0562

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

INTERNATIONAL EQUITY FUND
Class A Shares

                              FINANCIAL HIGHLIGHTS

                                                             JANUARY 2, 1997
                                                                    TO
                                                          SEPTEMBER 30, 1997 (A)
                                                          ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................         $ 10.00
                                                                 -------
INVESTMENT ACTIVITIES
 Net investment income..................................            0.03
 Net realized and unrealized gains (losses) on invest-
 ments and foreign currency transactions................            1.25
                                                                 -------
  Total from Investment Activities......................            1.28
                                                                 -------
DISTRIBUTIONS
 Net investment income..................................           (0.02)
 In excess of net investment income.....................           (0.02)
                                                                 -------
  Total Distributions...................................           (0.04)
                                                                 -------
NET ASSET VALUE, END OF PERIOD..........................         $ 11.24
                                                                 =======
Total Return (excludes sales charge)....................           12.84%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period (000)........................         $   833
 Ratio of expenses to average net assets................            1.97%(c)
 Ratio of net investment income to average net assets...            0.14%(c)
 Ratio of expenses to average net assets*...............            2.24%(c)
 Ratio of net investment income to average net assets*..           (0.13)%(c)
 Portfolio Turnover(d)..................................           41.45%
 Average commission rate(e).............................         $0.0457

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                       INTERNATIONAL EQUITY FUND
                                                                  Class B Shares

                              FINANCIAL HIGHLIGHTS

                                                                  JANUARY 2,
                                                                    1997 TO
                                                                 SEPTEMBER 30,
                                                                   1997 (A)
                                                                 -------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................     $ 10.00
                                                                    -------
INVESTMENT ACTIVITIES
 Net investment income.........................................       (0.01)
 Net realized and unrealized gains (losses) on investments and
 foreign currency transactions.................................        1.26
                                                                    -------
  Total from Investment Activities.............................        1.25
                                                                    -------
DISTRIBUTIONS
 Net investment income.........................................       (0.01)
 In excess of net investment income............................       (0.01)
                                                                    -------
  Total Distributions..........................................       (0.02)
                                                                    -------
NET ASSET VALUE, END OF PERIOD.................................     $ 11.23
                                                                    =======
Total Return (excludes redemption charge)......................       12.51%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period (000)...............................     $ 1,179
 Ratio of expenses to average net assets.......................        2.69%(c)
 Ratio of net investment income to average net assets..........       (0.62%)(c)
 Ratio of expenses to average net assets*......................        2.74%(c)
 Ratio of net investment income to average net assets*.........       (0.66%)(c)
 Portfolio Turnover(d).........................................       41.45%
 Average commission rate(e)....................................     $0.0457

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

INTERNATIONAL EQUITY FUND
Trust Shares

                              FINANCIAL HIGHLIGHTS

                                                                   JANUARY 2,
                                                                     1997 TO
                                                                  SEPTEMBER 30,
                                                                    1997 (A)
                                                                  -------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $ 10.00
                                                                     -------
INVESTMENT ACTIVITIES
 Net investment income..........................................        0.03
 Net realized and unrealized gains (losses) on investments and
 foreign currency transactions..................................        1.30
                                                                     -------
  Total from Investment Activities..............................        1.33
                                                                     -------
DISTRIBUTIONS
 Net investment income..........................................       (0.02)
 In excess of net investment income.............................       (0.03)
                                                                     -------
  Total Distributions...........................................       (0.05)
                                                                     -------
NET ASSET VALUE, END OF PERIOD..................................     $ 11.28
                                                                     =======
Total Return....................................................       13.34%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period (000)................................     $52,373
 Ratio of expenses to average net assets........................        1.79%(c)
 Ratio of net investment income to average net assets...........        0.32%(c)
 Ratio of expenses to average net assets*.......................        1.81%(c)
 Ratio of net investment income to average net assets*..........        0.30%(c)
 Portfolio Turnover(d)..........................................       41.45%
 Average commission rate(e).....................................     $0.0457

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                               BB&T Mutual Funds

                                 ANNUAL REPORT
                                To Shareholders


                               INVESTMENT ADVISER
                        Branch Banking and Trust Company
                          434 Fayetteville Street Mall
                               Raleigh, NC 27601


                                  DISTRIBUTOR
                              BISYS Fund Services
                               3435  Stelzer Road
                               Columbus, OH 43219


                                 LEGAL COUNSEL
                                  Ropes & Gray
                              1301 K Street, N.W.
                                  Suite 800 E.
                             Washington D.C. 20005


                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

                                    AUDITORS
                             KPMG Peat Marwick LLP
                        Two Nationwide Plaza, Suite 1600
                               Columbus, OH 43215



                               September 30, 1997


                                                      11/97

                                              [PHOTOGRAPH OF TREES APPEARS HERE]